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CONFIDENTIAL TREATMENT

Exhibit 10.56

Master Supplier Agreement

Between

Spectrian Corporation

And

Cingular Wireless LLC

Agreement No: 081401

Effective Date: August 14, 2001

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

TABLE OF CONTENTS

		Page
ARTICLE I		4
1.1	Preamble and Effective Date	4
1.2	Scope of Agreement	4
ARTICLE II—DEFINITIONS		4
ARTICLE III—GENERAL CLAUSES		8
3.1	Affiliate	8
3.2	Amendments and Waivers	8
3.3	Assignment	8
3.4	Cancellation and Termination	9
3.5	Compliance with Laws	10
3.6	Conflict of Interest	11
3.7	Construction and Interpretation	11
3.8	Cumulative Remedies	11
3.9	Delivery, Performance, and Acceptance	12
3.10	Dispute Resolution	13
3.11	Entire Agreement	14
3.12	Force Majeure	15
3.13	Governing Law	15
3.14	Indemnity	15
3.15	Information	16
3.16	Infringement	17
3.17	Insurance	18
3.18	Invoicing and Payment	19
3.19	Licenses and Patents	20
3.20	Limitation of Liability	20
3.21	Liquidated Damages	20
3.22	Most Favored Customer	21
3.23	M/WBE (and Appendices)	21
3.24	M/WBE Cancellation Clause	21
3.25	Non-Exclusive Market	23
3.26	Notices	23
3.27	Ownership of Work Product	23
3.28	Price	23
3.29	Publicity	24
3.30	Quality Assurance	24

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT
3.31	Records and Audits	26
3.32	Severability	26
3.33	Survival of Obligations	26
3.34	Taxes	26
3.35	Term of Agreement	28
3.36	Title and Risk of Loss	28
3.37	Warranty and Rebates	28
3.38	Work Orders	30
3.39	Workmanship	31
ARTICLE IV—SPECIAL CLAUSES		31
4.1	Access	31
4.2	Change Notices—Simple	32
4.3	Continuing Availability	32
4.4	Emergency Support Service	33
4.5	Government Contract Provisions	34
4.6	Hazardous Materials and Regulated Substances	34
4.7	Independent Contractor	36
4.8	Insignia	36
4.9	Non-Intervention	37
4.10	Overdependence of SUPPLIER	37
4.11	Radio Frequency Energy Standards	37
4.12	Registration	37
4.13	Releases Void	38
4.14	Repairs Not Covered Under Warranty	38
4.15	Shipping and Packing	41
4.16	Statement(s) of Work and Form of Order(s)	41
4.17	Strategic Technology Partnership	42
4.18	Technical Support	42
4.19	Termination of Statement of Work	43
4.20	Universal Design	43
4.21	Work Done By Others	44
ARTICLE V—CLAUSES APPLICABLE TO SOFTWARE AND SERVICES		44
5.1	Acceptance of Software	44
5.2	Computer Asset Protection Requirements	44
5.3	Documentation	45
5.4	Fixes, Upgrades and Enhancements	45
5.5	License	45
5.6	Provisions For Software Trials and Beta Testing	45
5.7	Provisions for Source Code	46
5.8	Reinstatement of Software Maintenance	46
5.9	Software Support and Maintenance	46
5.10	Warranty	47
Appendices
Appendix 1	—	Project Scope of Work
Appendix 2	—	Executive Orders and Federal Regulations
Appendix 3	—	Performance Report Card

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

ARTICLE I

1.1  Preamble and Effective Date

This Master Purchase Agreement (hereinafter "Agreement") is made by and between Cingular Wireless LLC, a Delaware limited liability company, with its principal office located at 5565 Glenridge Connector, Atlanta, Georgia 30342 (hereinafter "CINGULAR") and Spectrian, a Delaware Corporation with its principal office located at 350 West Java Drive, Sunnyvale, CA 94089 (hereinafter "SUPPLIER").

1.2  Scope of Agreement

Subject to the terms and conditions of this Agreement, SUPPLIER shall provide to CINGULAR the Materials, Services, and Prices described in Appendix 1, pursuant and in conformance to Orders submitted by CINGULAR. SUPPLIER agrees that the Material, Services, and Prices shall strictly conform to the Specifications, including those specified in Appendix 1.

ARTICLE II—DEFINITIONS

2.1    "Acceptance" means CINGULAR's acceptance of the Materials or Services Ordered by CINGULAR and provided by SUPPLIER as specified in Section 3.9, Delivery, Performance, and Acceptance. CINGULAR's Acceptance shall occur no earlier than SUPPLIER's Delivery of Materials and/or Services in strict compliance with the Specifications.

2.2    "Acceptance Date" means the date on which CINGULAR Accepts Materials or Services.

2.3    "Acceptance Letter" means a document signed by CINGULAR substantially in a form indicating its Acceptance of the Materials and/or Services.

2.4    "Acceptance Tests" means the performance and reliability demonstrations and tests that must be successfully completed by the Materials and Services during the Trial Period. These tests include: (1) CINGULAR's routine business transactions, (2) tests, demonstrations, or transactions represented or performed by SUPPLIER, and (3) any other tests, demonstrations, or transactions included or referenced in the applicable Order or Specifications to determine whether the Materials or Services meet the Specifications.

2.5    "Affiliate" means any company owned in whole or in part, now or in the future, directly or indirectly through a subsidiary, by a party hereto or under common ownership, in whole or in part, with a party.

As to SUPPLIER, Affiliate shall not include any SUPPLIER, entity, organization or subsidiary which is a cellular or PCS provider in direct competition with CINGULAR or any of its Affiliates.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

As to CINGULAR, Affiliate shall not include any SUPPLIER, entity, organization or subsidiary which is a manufacturer of communications products or software in direct competition with SUPPLIER or any of its Affiliates. An Affiliate may place an Order with SUPPLIER hereunder and each such Order shall incorporate into such Order the terms and conditions of this Agreement, as fully as if such Affiliate were a signatory to this Agreement. Affiliates shall be responsible for any obligations arising under such Order, including but not limited to, charges incurred on such Order.

The Affiliate placing an Order shall be deemed the customer under this Agreement for all purposes, and, except as set forth expressly herein, nothing in this Agreement shall be construed as requiring CINGULAR to indemnify SUPPLIER for any acts or omissions of such Affiliate. In the event of a disputed claim for payment hereunder, CINGULAR will do whatever is reasonably necessary to help resolve such a claim.

2.6    "Agreement" shall have the meaning specified in the section called "Entire Agreement."

2.7    "Bypass" or "Work Around" means a temporary procedure by which a User can avoid a reported problem by changes to the procedures followed or date supplied by the User when using the Software or a temporary Fix supplied by the SUPPLIER.

2.8    "Cancellation" means the occurrence by which either party puts an end to this Agreement or Orders placed under this Agreement for breach by the other and its effect is the same as that of "Termination" and, except as otherwise provided for herein, the canceling party also retains any remedy for breach of the whole Agreement or any unperformed balance.

2.9    "Delivery" means SUPPLIER's obligation to provide Materials and/or Services that strictly conform to the Specifications. SUPPLIER completes Delivery: (i) upon shipment to Cingular designated location. (ii) for Services, upon completing the provision of Services.

2.10    "Delivery Date" means the date on which the parties agree SUPPLIER is scheduled in this Agreement or an Order to complete its Delivery.

2.11    "Enhancement" means a new version of the Software that adds substantially new features and functionality in addition to the original functional characteristics of the Software as provided to CINGULAR. Said Enhancement shall be deemed to be a new item of Software, shall be subject to additional license fees, acceptance and warranty, unless otherwise agreed between the parties.

2.12    "Error(s)" means a failure of the Software to conform to SUPPLIER's marketing literature, the response time as warranted, the documentation and operating manuals furnished by SUPPLIER and the Specifications governing said Software at the time the Order or Statement of Work ("SOW") was sent to SUPPLIER; where such failure impacts operational performance, functional performance or licensability.

2.13    "Fix(es)" means corrections of Error(s) in order for the Software to continue performing functionally in the manner for which it was acquired and any and all improvements that relate to performance but do not provide new features or functionality for the Software.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

2.14    "Hardware" means all tangible materials, products and equipment provided by SUPPLIER.

2.15    "Harmful Code" means computer viruses, worms, trap doors, time bombs, undocumented passwords, disabling code (which renders Material unusable until a patch or new password is provided), or any similar mechanism or device.

2.16    "Information" means all ideas, discoveries, concepts, know-how, trade secrets, techniques, designs, specifications, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided orally, in writing, or through electronic or other means.

2.17    "Installation" shall mean Products and Software mounting, placing, modification, assembly, cabling, wiring, and testing to be performed by SUPPLIER, according to SUPPLIER's standard commercial specification, and procedures or those mutually agreed to by both parties.

2.18    "Laws" shall have the meaning specified in the section called "Compliance With Laws."

2.19    "Liability" means all losses, damages, expenses, costs, penalties, fines, fees, including reasonable attorneys' fees and expert witness fees arising from or incurred in connection with a claim or cause of action related to performance or omission of acts under this Agreement or any Order, including, but not limited to, claims or causes of actions brought by third parties.

2.20    "Material" means a unit of equipment, apparatus, components, tools, supplies, material, product, Hardware, or firmware thereto, or Software purchased or licensed hereunder by CINGULAR from SUPPLIER and includes third party Materials provided or furnished by SUPPLIER. Materials shall be deemed to include any replacement parts.

2.21    "Notice of Completion" means a written document provided by SUPPLIER substantially in a form, which is provided after, and states that, SUPPLIER has completed the Delivery of the Materials or Services ordered by CINGULAR. SUPPLIER's provision of the Notice of Completion is a representation and warranty that the Materials and Services have been tested to assure compliance and are in strict compliance with the Specifications.

2.22    "Notice of Critical Software Defects Found" means a written document provided by CINGULAR to SUPPLIER and states that CINGULAR has determined that the related software have been tested and are not in compliance with the Specifications.

2.23    "Notice of Material Defection Found" means a written document provided by CINGULAR to SUPPLIER and states that CINGULAR has determined that the Material have been tested and are not in compliance with the Specifications.

2.24    "Object Code" means a the fully compiled or assembled series of instructions in machine language which will guide the operation of a processor.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

2.25    "Order" or "Work Order" means such purchase orders, forms, memoranda or other written communications as may be delivered to SUPPLIER for the purpose of Ordering Materials and Services hereunder.

2.26    "Program Material" or "Documentation" means all documentation, including, but not limited to, user instructions and training materials.

2.27    "Products" means Equipment, Software, Materials, and Supplies purchased hereunder.

2.28    "Service(s)"—means any and all labor or service provided in connection with this Agreement or an applicable Order, including but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, and programming.

2.29    "Software" means the computer program or programs consisting of a set or sets of logical instructions and tables of information which guides the functions of a processor including Object Code, Source Code, Documentation and all Fixes, Upgrades, Enhancements, modifications and updates made thereto and provided hereunder.

2.30    "Source Code" means the computer program expressed in a source or human readable language consisting of a full source language statement of the program comprising the Software and complete maintenance documentation, procedures, flow charts, schematic diagrams and annotations which comprise the precoding detail design specification, and all other material necessary to allow a reasonable skilled programmer or analyst to maintain and enhance the Software without the assistance of the SUPPLIER or reference to other material.

2.31    "SUPPLIER Feature Trial Report" means a written document provided by SUPPLIER to CINGULAR and shall contain information requested herein in Section 3.9 Delivery, Performance, and Acceptance.

2.32    "Specs" or "Specifications" mean (i) SUPPLIER's applicable specifications and descriptions, including any warranty statements, and (ii) CINGULAR's requirements, specifications, and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over an inconsistency with SUPPLIER's specifications and descriptions.

2.33    "Termination" means the occurrence by which either party, pursuant to the provisions or powers of this Agreement or laws and regulations, puts an end to this Agreement and/or Orders placed under this Agreement other than for breach. On "Termination" all executory obligations are discharged, but any right based on breach of performance survives except as otherwise provided herein.

2.34    "Trial Period" or "Acceptance Test Period" means the length of time specified in an Order (or, if not so specified, a period of no less than [***]) during which the Acceptance Tests are performed. The Trial Period commences on the first working day following CINGULAR's receipt of SUPPLIER's Notice of Completion, or upon CINGULAR's receipt of Material where SUPPLIER provides no Services other than shipping. For this purpose, receipt of the Material

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

means receipt by CINGULAR after shipment of the Material. If SUPPLIER must take corrective action to cause the Materials or Services to pass the Acceptance Tests, the Trial Period shall recommence on the first working day following SUPPLIER's written notice that it has completed all necessary corrective action.

2.35    "Upgrade(s)" means an improvement to or a change in the Software that alters the original functional characteristics of the Software or corrects Errors but does not add substantially new features to the Software. Said Upgrade shall be deemed to be a new item of Software and subject to warranty.

2.36    User(s)" means CINGULAR and its authorized Third Parties, as well as each of their respective employees, agents, representatives and customers, if any, who use goods or services relating to, resulting from, or arising out of Products and/or Services provided by SUPPLIER hereunder.

ARTICLE III—GENERAL CLAUSES

3.1  Affiliate

SUPPLIER agrees that an Affiliate may place Orders with SUPPLIER which incorporate the terms and conditions of this Agreement, and that the term "CINGULAR" shall be deemed to refer to an Affiliate when an Affiliate places an Order with SUPPLIER under this Agreement. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The parties agree that nothing in this Agreement will be construed as requiring CINGULAR to indemnify SUPPLIER, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify SUPPLIER, or to otherwise be responsible, for the acts or omissions of CINGULAR.

3.2  Amendments and Waivers

This Agreement and any Orders placed hereunder may be amended or modified only by a written document signed by the authorized representative of the party against whom enforcement is sought; provided that CINGULAR may, at any time, make changes to the scope of work, and SUPPLIER shall not unreasonably withhold or condition its consent. An equitable adjustment shall be made if such change substantially affects the time of performance or the cost of the work to be performed under this Agreement. Such cost adjustment shall be made on the basis of the actual cost of the work, unless otherwise agreed in writing. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right, or condition. A waiver by either party of any default shall not be deemed a waiver of any other default.

3.3  Assignment

Neither Cingular nor Supplier may assign, delegate, subcontract, or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party,

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

which consent will not be unreasonably withheld; provided, however, either party will have the right to assign this Agreement to any Affiliate, without securing the consent of the other party (including, the right to assign this Agreement to any successor organization in the event of a merger, acquisition, joint venture or other similar transaction). Notwithstanding the foregoing, the Parties may assign their respective right to receive money due hereunder. Any attempted assignment or transfer contrary to the preceding sentences of this section will be void. It is expressly agreed that any assignment of money will be void if (a) the assignor fails to give the other party hereto at least thirty (30) days prior written notice, or (b) such assignment imposes or attempts to impose upon the other party hereto additional costs or obligations in addition to the payment of such money or attempts to preclude either Party from dealing solely and directly with the other Party in all matters pertaining to this Agreement or (c) denies, alters or attempts to alter any rights of the other party hereto.

3.4  Cancellation and Termination

a.
Cancellation

1.
If either party fails to cure a material default under this Agreement or applicable Order within thirty (30) days after written notice, then, in addition to all other rights and remedies, the party not in default may Cancel this Agreement and/or the Order under which the default occurred. Notwithstanding anything else in this Agreement, if the material default is a breach of the Compliance With Laws Section of this Agreement, the party not in default may, upon providing written notice, Cancel the Agreement immediately. Additional provisions for Cancellation of Orders hereunder are set forth in this Agreement.

2.
If SUPPLIER is the party in default, CINGULAR may Cancel any Orders which may be affected by SUPPLIER's default without any financial obligation or liability on the part of CINGULAR whatsoever, except to pay for the value of any Materials and/or Services retained by CINGULAR. If CINGULAR elects to return any Material, or reject any Services, SUPPLIER shall be responsible for, and shall reimburse CINGULAR for any cost incurred in connection with promptly returning Material and restoring CINGULAR's site to its original condition. SUPPLIER shall also promptly refund amounts, if any, previously paid by CINGULAR for such Material and/or Services. Upon removal and restoration and CINGULAR's receipt of any such reimbursement and refund, title to any such Materials, which had previously passed to CINGULAR, shall revert to SUPPLIER.

b.
Termination

  CINGULAR may Terminate the Agreement, or any Order in whole or in part, at any time, for its own convenience and without cause, without any charge, liability or obligation whatsoever, upon written notice to SUPPLIER. In such event, or if SUPPLIER Cancels this Agreement or Order as a result of CINGULAR's failure to cure a material default, CINGULAR shall pay SUPPLIER its actual and direct costs incurred to provide the Materials and Services ordered by CINGULAR but no more than a percentage of the Services

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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  performed or Materials Delivered, less reimbursements, including salvage or resale value, of Materials, Products or Services affected. If requested, SUPPLIER agrees to substantiate such costs with proof satisfactory to CINGULAR. In no event shall CINGULAR's liability exceed the price of any Materials or Services Ordered hereunder, provided that CINGULAR shall have no liability for Materials not specially manufactured for CINGULAR pursuant to any Order which is Terminated at least thirty (30) days prior to the Delivery Date. After the receipt of CINGULAR's payment for any Services, SUPPLIER shall deliver the physical embodiments, if any, of such Services. The foregoing statement of CINGULAR's liability states the entire liability of CINGULAR and SUPPLIER's sole remedy for CINGULAR's Termination for convenience, or SUPPLIER's Cancellation for material default.

c.
Bankruptcy

  In addition to all other rights or remedies provided for in this Agreement or by law, CINGULAR may immediately cancel this Agreement if: (1) SUPPLIER becomes insolvent or makes a general assignment for the benefit of creditors; (2) SUPPLIER admits in writing the inability to pay debts as they mature; (3) Any court appoints a trustee or receiver with respect to SUPPLIER or any substantial part of SUPPLIER's assets; or (4) An action is taken by or against SUPPLIER under any bankruptcy or insolvency laws or laws relating to the relief of debtors, including the Federal Bankruptcy Act.

d.
Partial Cancellation and Termination

  Where a provision of this Agreement or the applicable Laws permit CINGULAR to Terminate or Cancel an Order, such Termination or Cancellation may, at CINGULAR's option, be either complete or partial. In the case of a partial Termination or Cancellation CINGULAR may, at its option, accept a portion of the Materials or Services covered by an Order and pay SUPPLIER for such Materials or Services at the unit prices set forth in such Order. The right to Cancel an Order shall also include the right to Cancel any other related Order.

3.5  Compliance with Laws

SUPPLIER shall comply with all applicable federal, state, county, and local rules, including without limitation, all statutes, laws, ordinances, regulations and codes ("Laws"). SUPPLIER's obligation to comply with all Laws, include the procurement of permits, certificates, approvals, inspections, and licenses, when needed, in the performance of this Agreement. SUPPLIER further agrees to comply with all applicable Executive and Federal regulations as set forth in "Executive Orders and Associated Regulations", a copy of which is attached as Appendix 2 and by this reference made a part of this Agreement. SUPPLIER shall defend, indemnify, and hold CINGULAR harmless from and against any Liability that may be sustained by reason of SUPPLIER's failure to comply with this section.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

3.6  Conflict of Interest

SUPPLIER represents and warrants that no officer, director, affiliate, employee, or agent of CINGULAR has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from SUPPLIER or any of SUPPLIER's officers, directors, employees, or agents in connection with the obtaining, arranging, or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

3.7  Construction and Interpretation

a.
The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties agree that this Agreement has been prepared jointly and has been the subject of arm's length and careful negotiation. Each party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each party has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either party.

b.
Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word "include" shall mean "includes, but is not limited to." The singular use of words shall include the plural use and vice versa. Except as otherwise specified, SUPPLIER's price for Materials and Services includes the price for all related Materials or Services necessary for CINGULAR to use the Materials and/or Services for its intended purpose, as well as all other SUPPLIER obligations under this Agreement. All obligations and rights of the parties are subject to modification as the parties may specifically provide in an Order. "Services" and "Software" shall be treated as "goods" for purposes of applying the applicable Uniform Commercial Code. If there is an inconsistency or conflict between the terms in this Agreement and in an Order, the terms in the Agreement shall take precedence.

c.
Whenever any party is entitled to interest under this Agreement, the amount of interest shall be determined using 12% per annum, or the highest amount allowed by law, whichever is lower.

3.8  Cumulative Remedies

Except as specifically identified as a party's sole remedy, any rights of Cancellation, Termination, liquidated damages, or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled. Neither party shall retain the benefit of inconsistent remedies.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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3.9  Delivery, Performance, and Acceptance

SUPPLIER acknowledges the competitive telecommunications marketplace in which CINGULAR operates and understands CINGULAR's business requires prompt Delivery of Material and provision of Services by the specified Delivery Dates. Therefore, the parties agree that all dates for Delivery of Materials and Services are firm, time is of the essence, and SUPPLIER will complete such Delivery in strict conformance with the Specifications.

For Orders that involve Field Trials, CINGULAR's Acceptance Test Period shall commence upon (i) CINGULAR's receipt of SUPPLIER's Notice of Completion, or (ii) upon CINGULAR's receipt of Material where SUPPLIER provides no Services other than shipping. If Materials or Services are not in strict compliance with the Specifications, CINGULAR shall so notify SUPPLIER and provide SUPPLIER an opportunity to cause such Material or Service to strictly comply with the Specs. After any corrective action, SUPPLIER shall provide a Notice of Completion and CINGULAR shall have the right to start a new Acceptance Test Period. If the Materials or Services successfully completes the Acceptance Tests during the Acceptance Test Period, CINGULAR shall indicate its Acceptance by signing the Acceptance Letter and delivering a copy thereof to SUPPLIER. Notwithstanding CINGULAR's Acceptance, CINGULAR retains the right to revoke Acceptance under and in accordance with Uniform Commercial Code Section 2-608. In no event shall CINGULAR's use of Material or Service during the Acceptance Test Period constitute Acceptance, nor will Acceptance be deemed to occur prior to the date SUPPLIER completes its Delivery.

When CINGULAR's order for Materials to be furnished by SUPPLIER under this Agreement does not require installation of the Materials, Cingular will have thirty calendar days in which to notify SUPPLIER in writing if such Materials are found not to be in material compliance with applicable Specifications. Where materials are found and notified to SUPPLIER, SUPPLIER, at SUPPLIER's expense, shall ship within five (5) calendar days from receipt of CINGULAR's notification the replacement Goods or parts in order to correct such defect(s). SUPPLIER shall provide CINGULAR a telephone number to call in order to make such notification. CINGULAR shall then have a new period of fifteen (15) days in which to notify SUPPLIER if such Materials are found not to be in materials compliance with applicable Specifications. Such Materials shall be deemed accepted by CINGULAR at the end of such period, unless SUPPLIER receives such notification.

When CINGULAR's Order to Materials to be furnished by SUPPLIER under this Agreement does require Installation of the Materials, at reasonable times during the course of Installation by SUPPLIER, CINGULAR may, or upon the request of SUPPLIER, at reasonable intervals during the course of Installation, CINGULAR shall, inspect completed portions on such Installation. Upon SUPPLIER's further request, and upon sufficient notice to CINGULAR, CINGULAR shall observe SUPPLIER's testing of the Materials being installed to determine SUPPLIER's material compliance with applicable Installation Specifications and procedures. The Installation shall be considered complete and ready for acceptance by CINGULAR when the Materials have been installed, wired, adjusted and tested by SUPPLIER in material compliance with applicable Installation Specifications and procedures. Upon completion of the Installation, SUPPLIER will submit to CINGULAR in writing a "Notice of Completion." CINGULAR shall then be entitled

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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to perform its own acceptance test to determine SUPPLIER's material compliance with applicable Specifications, and/or in accordance with any procedures mutually agreed to by the parties prior to commencement of SUPPLIER's Installation. Should CINGULAR desire that SUPPLIER assist CINGULAR in performing CINGULAR's acceptance tests, SUPPLIER participation shall be upon terms and conditions, including prices, mutually agreed to by both parties. If CINGULAR does not furnish SUPPLIER in writing a "Notice of Acceptance" or "Notice of Material Defection Found" (if any) within ninety (90) days of SUPPLIER's Notice of Completion, the installed Materials and SUPPLIER's Installation Services shall be deemed accepted. Where material defects are found, SUPPLIER, at SUPPLIER's expense, shall ship within five (5) calendar days from receipt of CINGULAR's notification the replacement Materials or parts in order to correct such defect(s). SUPPLIER shall provide CINGULAR a telephone number to call in order to make such notification. CINGULAR shall then have the right to repeat the appropriate acceptance test. If a Notice of Acceptance or Notice of Further Defects is not furnished to SUPPLIER within thirty (30) days of CINGULAR" receipt of SUPPLIER's notice, the corrected Materials and/or Services shall be deemed accepted.

When and if any software features are involved, software features will be deemed "accepted" after (1) a SUPPLIER established test that utilizes feature interaction at engineered absolute busy call hour in order to demonstrate to CINGULAR, prior to delivery, verification of the load handling capacity, (2) a successful demonstration by SUPPLIER of the software feature operation(s) that complies with SUPPLIER's Specifications, (3) a successful FOA test completion, (4) a completion of a joint SUPPLIER-CINGULAR feature trial in a designated CINGULAR Wireless market, (5) the resolution of any critical software defects prior to trial completion, (6) SUPPLIER submission of a written "SUPPLIER's Feature Trial Report" in triplicate per market, a report that shall be approved by the test market and CINGULAR Headquarters and shall contain (a) mutually agreed feature results and expectations; (b) final results and parameters, (c) optimization actions and parameters, (d) final results and parameters, (e) non-compliant functions with fix committed dates, and (f) any other information required to support effective feature deployment.

If CINGULAR does not furnish SUPPLIER a "Notice of Acceptance" or "Notice of Critical Software Found" (if any) within sixty (60) days of SUPPLIER's Feature Trial Report, the installed software feature shall be deemed accepted.

3.10 Dispute Resolution

a.
CINGULAR and SUPPLIER shall use their best efforts to settle any dispute or claim arising from or relating to this Agreement. To accomplish this, they shall negotiate with each other in good faith. If CINGULAR and SUPPLIER do not reach agreement within 30 days of first receiving notice of dispute, instead of suing in court, CINGULAR and SUPPLIER agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this agreement, or to any prior agreement for Products and/or Services between SUPPLIER and CINGULAR or any of SUPPLIER's or CINGULAR's affiliates or predecessors in interest.

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b.
Notwithstanding the provisions of paragraph (a), no claim or dispute shall be submitted to arbitration if, at the time of the proposed submission, such dispute or claim involves an attempt to collect a debt owed to the CINGULAR by the SUPPLIER.

c.
The arbitration of any dispute or claim shall be conducted in accordance with the Wireless Industry Arbitration Rules ("WIA Rules") as modified by this Agreement and as administered by the American Arbitration Association ("AAA"). The WIA rules and fee information are available from CINGULAR or the AAA upon request.

d.
CINGULAR and SUPPLIER acknowledge that this Agreement evidences a transaction in interstate commerce and that the United States Arbitration Act and Federal Arbitration law shall govern the interpretation and enforcement of, and proceedings pursuant to, this or a prior Agreement.

e.
Unless CINGULAR and SUPPLIER agree otherwise, the location of any arbitration shall be in Atlanta, Georgia.

f.
CINGULAR and SUPPLIER agree that no arbitrator has the authority to: (1) award relief in excess of what this or a prior agreement provides; (2) award punitive damages or any other damages not measured by the prevailing party's actual damages; or (3) order consolidation or class arbitration.

g.
Except as otherwise provided herein, all fees and expenses of the arbitration shall equally borne by SUPPLIER and CINGULAR.

h.
The arbitrator(s) must give effect to the limitations on CINGULAR's liability as set forth in this or a prior Agreement, any applicable tariff, law, or regulation.

i.
In any arbitration utilizing the rules applicable to Large/Complex cases, as defined under the WIA rules, the arbitrators must also apply the Federal Rules of Evidence, and the losing party may have the award reviewed in accordance with the review procedures set forth in the WIA rules.

j.
SUPPLIER agrees that CINGULAR and SUPPLIER each is waiving its respective right to a trial by jury, SUPPLIER acknowledges that arbitration is final and binding and subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, SUPPLIER and CINGULAR agree to waive, to the fullest extent allowed by law, any trial by jury, in such case, a judge shall decide the subject dispute or claim.

CINGULAR, SUPPLIER and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. Judgement on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction

3.11 Entire Agreement

The terms contained in this Agreement, and any Orders or SOWs, including all appendices and subordinate documents attached to or referenced in the Agreement or any Orders, will constitute the entire integrated Agreement between SUPPLIER and CINGULAR with regard to the subject matter herein. This Agreement will supersede all prior oral and written communications, agreements, and understandings of the parties, if any, with respect hereto. Acceptance of Material or Services, payment or any inaction by CINGULAR shall not constitute CINGULAR's consent to or acceptance of any additional or different terms from that stated in this Agreement, except for terms in an Order placed by CINGULAR and signed by both Parties. Estimates furnished by CINGULAR shall not constitute commitments.

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3.12 Force Majeure

Neither party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, or strikes ("Force Majeure").

If any Force Majeure condition affects SUPPLIER's ability to perform, SUPPLIER shall give immediate notice to CINGULAR and CINGULAR may elect to either: (1) Terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part for the duration of the Force Majeure condition, with the option to obtain elsewhere Materials and Services to be furnished under such Order(s) and deduct from any commitment under such Order(s) the quantity of the Materials and Services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) once the Force Majeure condition ceases, with an option in CINGULAR to extend any affected Delivery Date or performance date up to the length of time the Force Majeure condition endured. Unless CINGULAR gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (2) shall be deemed selected.

3.13 Governing Law

THIS AGREEMENT AND PERFORMANCE HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA EXCLUSIVE OF ITS CHOICE OF LAWS PROVISIONS.

3.14 Indemnity

SUPPLIER agrees to indemnify and hold CINGULAR harmless from any and all liabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys' fees on account thereof) that may be made by:

a.
Anyone for injuries of any kind, including but not limited to personal injury, death, property damage and theft, resulting from SUPPLIER's negligent or willful acts or omissions or those of persons furnished by SUPPLIER, its agents or subcontractors, or resulting from the use of SUPPLIER's GOODS furnished hereunder or resulting from SUPPLIER's failure to perform its obligations hereunder. The indemnity covers, but is not limited to, claims of any alleged

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  defect or shortcoming in the design, testing, manufacture, functioning, or use of the GOODS, and claims based or including alleged failure to adequately or accurately describe or warn about risks of potential injury due to product design, testing, manufacture, functioning, or use of GOODS. This indemnity covers all claims brought under common law or statute, including but not limited to strict tort liability, strict products liability, negligence, misrepresentation, or breach of warranty.

b.
Any of either SUPPLIER's, its agent's or subcontractor's employees or former employees for which SUPPLIER's, its agents' or subcontractors' liability to such employee or former employee would otherwise be subject to payments under the Workers' Compensation laws or an Employer's Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

c.
Either SUPPLIER's, its agent's or subcontractor's employees or former employees for Applicants at SUPPLIER's job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. This includes, but is not limited to employment discrimination charges and actions arising under Title VII of The Civil rights Act of 1964, as amended; The Equal pay Act; The Age Discrimination in Employment Act; as amended; The Rehabilitation Act; The Americans with Disabilities Act; The Fair Labor Standards Act; The National Labor Relations Act; and any other applicable law.

SUPPLIER, at its own expense, shall defend CINGULAR, at CINGULAR's request, against any such liability, cause of action, penalty, claim, demand, administrative proceeding or lawsuit, including any in which CINGULAR is named as an "employer" or "joint Employer" with SUPPLIER. CINGULAR shall have the right to control and direct the defense of any such action. CINGULAR shall notify SUPPLIER promptly of any written claims or demands against CINGULAR for which SUPPLIER is responsible hereunder.

SUPPLIER agrees to defend CINGULAR, at no cost or expense to CINGULAR, against any such Liability, claim, demand, suit or legal proceeding including those instigated by a third party to SUPPLIER. CINGULAR agrees to notify SUPPLIER within a reasonable time of any written claims or demands against CINGULAR for which SUPPLIER is responsible. SUPPLIER shall also (1) keep CINGULAR fully informed as to the progress of such defense, and (2) afford CINGULAR, at its own expense, an opportunity to participate with SUPPLIER in the defense or settlement of any such claim.

The foregoing indemnity shall be in addition to any other indemnity obligations of SUPPLIER set forth in this Agreement.

3.15 Information

Information—CINGULAR

Any Information furnished to SUPPLIER in connection with this Agreement, including Information provided under a separate Non Disclosure Agreement in connection with discussion

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prior to executing this Agreement, shall remain CINGULAR's property. Unless such Information was previously known to SUPPLIER free of any obligation to keep it confidential, or has been or is subsequently made public by CINGULAR or a third party, without violating a confidentiality obligation, it shall be kept confidential by SUPPLIER, shall be used only in performing under this Agreement, and may not be used for other purposes except as may be agreed upon between SUPPLIER and CINGULAR in writing. SUPPLIER is granted no rights or license to such Information. All copies of such Information, in written, graphic or other tangible form, shall be returned to CINGULAR upon the earlier of (i) CINGULAR's request or (ii) upon Termination, Cancellation, or expiration of this Agreement.

SUPPLIER understands and agrees that any and all field trial results prepared by CINGULAR are and shall remain the property of CINGULAR and are hereby considered CINGULAR's proprietary Information. Therefore, it shall be CINGULAR's option, in its sole discretion, to furnish SUPPLIER copies of such documents or to discuss such documents with SUPPLIER. SUPPLIER's use of field trial reports furnished by CINGULAR shall be governed by the Publicity section in addition to the provisions contained in this section, Information.

Information—SUPPLIER

Any Information furnished to CINGULAR under this Agreement shall remain SUPPLIER's property. Information furnished by SUPPLIER to CINGULAR in connection with this Agreement shall be considered to be confidential or proprietary. If SUPPLIER provides CINGULAR with any proprietary or confidential Information, CINGULAR shall use reasonable care to prevent its disclosure to others as CINGULAR uses with respect to its own proprietary or confidential Information. Notwithstanding the preceding sentences, no installation, operations, repair, or maintenance Information of SUPPLIER which pertains to the Material and Services which are the subject of this Agreement shall be considered to be proprietary or confidential, and CINGULAR may disclose such Information to others for the purpose of installing, operating, repairing, replacing, removing, and maintaining the Material for which it was initially furnished.

3.16 Infringement

a.
SUPPLIER agrees to indemnify and hold CINGULAR harmless from and against any Liability, (including increased damages for willful infringement) that may result by reason of any infringement, or claim of infringement, of any trade secret, patent, trademark, copyright, or other proprietary interest of any third party based on the normal use or installation of any Material or Services furnished to CINGULAR, except to the extent that such claim arises from SUPPLIER's compliance with CINGULAR's detailed instructions. Such exception will not, however, include any infringement or claim of infringement based upon:

1.
products, software, or documentation which are available on the open market; or

2.
products, software, or documentation of SUPPLIER's origin, design or selection.

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b.
SUPPLIER represents and warrants that it has made reasonable independent investigation to determine the legality of its right to sell or license the Material or provide Services as specified in this Agreement.

c.
If an injunction or order is obtained against CINGULAR's use of any Material or Service, or, if, in SUPPLIER's opinion, any Material or Service is likely to become the subject of a claim of infringement, SUPPLIER will, at its expense:

1.
Procure for CINGULAR the right to continue using the Material or Service; or

2.
After consultation with CINGULAR, replace or modify the Material or Service to make it a substantially similar, functionally equivalent, non-infringing Material or Service.

d.
If the Material or Service is purchased or licensed and neither (a) or (b) above is possible, in addition to CINGULAR's other rights, CINGULAR may cancel the applicable Order and require SUPPLIER to remove, or cause the removal and/or return of, such Material or Service from CINGULAR's location and refund any charges paid by CINGULAR.

e.
In no event will CINGULAR be liable to SUPPLIER for any charges after the date that CINGULAR no longer uses any Material or Service because of actual or claimed infringement.

f.
SUPPLIER agrees to defend or settle, at its own expense, any action or suit for which it is responsible under this section. CINGULAR agrees to notify SUPPLIER promptly of any claim of infringement and cooperate in every reasonable way to facilitate the defense. SUPPLIER shall afford CINGULAR, at its own expense, an opportunity to participate on an equal basis with SUPPLIER in the defense or settlement of any such claim.

3.17 Insurance

Without limiting any other obligation or liability of SUPPLIER under this Agreement, SUPPLIER agrees that upon execution of this Agreement and through its entire effective period, SUPPLIER shall procure and maintain insurance coverage, at its sole cost and expense, with limits and conditions not less than those specified below. A combination of primary and excess/umbrella liability policies will be acceptable as a means to meet the limits specifically required herein. If excess/umbrella liability policies are in place, they must follow the form of the underlying liability policy(s).

a.
Comprehensive or Commercial General Liability Insurance, written on an occurrence form, including but not limited to premises- operations, broad form property damage, products/completed operations, contractual liability, independent contractors, personal injury and advertising injury and liability assumed under an insured contract, with limits of at least $5,000,000 per occurrence, combined single limit.

b.
Worker's Compensation and Employers Liability Insurance with statutory limits as required by the state(s) in which the work is to be performed. SUPPLIER will provide a written waiver of Worker's Compensation subrogation. If SUPPLIER is self-insured for Workers Compensation, a copy of a current self-insured certificate from the state(s) in which the work

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  is to be performed must be provided prior to the work being performed. Employers Liability insurance must be at least $1,000,000 per occurrence.

c.
Business Automobile Liability including coverage for owned, hired, leased, rented and non-owned vehicles of $2,000,000 combined single limit bodily injury and property damage per occurrence.

d.
Professional Liability Insurance covering the effects of errors and omissions in the performance of professional duties with a minimum limit of $2,000,000, each occurrence and aggregate (if applicable) associated with work performed under this Agreement.

The SUPPLIER shall also require all subcontractors performing work on the project or who may enter upon the work site to maintain the same insurance requirements listed above.

Should the insurance policy limits be exhausted or should the SUPPLIER fail to maintain the required insurance coverages, SUPPLIER is still liable should a loss occur.

Prior to performing any work, SUPPLIER must obtain the required minimum insurance and provide Certificate of Insurance to CINGULAR showing coverage and limits not less than the minimum amounts shown herein. CINGULAR must be listed as an additional insured under the primary and excess insurance policy(s), with the exception of Workers Compensation. The minimum required insurance shall be written by a SUPPLIER licensed to do business in the state(s) where the work is to be performed at the time the policies are issued.

All such certificates and policies shall include a provision whereby CINGULAR must be given thirty (30) days advance written notice of the insurer's intention to cancel or materially change the policies specified herein. Such policy shall be primary to any coverage CINGULAR may have, independent of the Agreement.

3.18 Invoicing and Payment

a.
Except as otherwise specified in an Order, SUPPLIER shall render an invoice in duplicate promptly [***]. The invoice shall specify in detail (1) quantities of each ordered item, (2) unit prices of each ordered item, (3) whether the item is taxable and the amount of tax per item, (4) item and commodity codes, (5) total amounts for each item, (6) total amount of applicable sales or use taxes, (7) discounts, (8) shipping charges, (9) total amount due, and (10) software right-to-use fees as either "application" or "operational." CINGULAR shall pay SUPPLIER in accordance with the prices set forth in this Agreement within [***] days of the date of the invoice. Payment for shortages, or Materials or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by CINGULAR until such problem has been resolved. If CINGULAR disputes any invoice rendered or amount paid, CINGULAR shall so notify SUPPLIER. The parties shall use their best efforts to resolve such dispute expeditiously. Invoices received by CINGULAR more than one (1) year after the provision of Materials or performance of Services are untimely and CINGULAR shall have no obligation to pay such invoices.

b.
When specific requests are made to verify invoiced freight charges on a SUPPLIER invoice, SUPPLIER will provide legible copies of prepaid freight bills, express receipts, or bills of lading supporting the invoice amounts. Such invoices shall include (1) carrier's name, (2) date of shipment, (3) number of pieces, (4) weight, and (5) freight classification.

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c.
All claims for money due or to become due from CINGULAR will be subject to deduction by CINGULAR for any setoff counterclaim for money due or to become due from SUPPLIER, whether under this Agreement or otherwise. Any amount due to CINGULAR that is not so applied against SUPPLIER's invoices for any reason shall be paid to CINGULAR by SUPPLIER within thirty (30) days after written demand by CINGULAR.

d.
If an Order or an Appendix specifies that SUPPLIER may submit invoices for progress payments prior to Acceptance, SUPPLIER is permitted to submit invoices at the end of each month and CINGULAR will make progress payments to the SUPPLIER at thirty (30) day intervals. Such progress payments shall not exceed ninety percent (90%) of satisfactorily completed work at the time of billing, as determined by CINGULAR. SUPPLIER agrees to use such progress payments for expenses incurred for Services or Material used in performance of the Work Order for CINGULAR.

e.
SUPPLIER agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to CINGULAR's purchase orders and electronic fund transfers in connection with the purchase of the Materials and Services.

3.19 Licenses and Patents

No licenses, express or implied, under any patents, copyrights, trademarks, or other intellectual property rights are granted by CINGULAR to SUPPLIER under this Agreement.

3.20 Limitation of Liability

CINGULAR will not be liable for consequential, incidental, special, or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform this Agreement regardless of whether such liability arises from breach of contract, tort, or any other theory of liability.

3.21 Liquidated Damages

SUPPLIER recognizes the importance of meeting Delivery Dates and agrees to the following liquidated damage provisions and procedures:

a.
Upon discovery of information indicating a reasonable certainty that Materials and/or Services will not be completed before the scheduled Delivery Date, SUPPLIER shall notify CINGULAR and provide information relating to the estimated length of delay. The parties shall work jointly toward resolution of a plan to resolve the delayed Delivery. If the parties reach agreement on an extended Delivery Date and SUPPLIER fails to meet the extended Delivery Date, CINGULAR may (a) Cancel such Order, (b) exercise its right to recover liquidated damages specified hereunder, and/or (c) further extend the Delivery Date. No payments, progress or otherwise, made by CINGULAR to SUPPLIER after any scheduled Delivery Date shall constitute a waiver of liquidated damages.

b.
Notwithstanding the above paragraph, in the event of SUPPLIER's failure to meet a Delivery Date, CINGULAR shall be entitled to [***]. Liquidated damages under this section shall in

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no event exceed [***] of the total price specified for the Materials and/or Services delayed. If delivery delay exceeds twenty business days, Cingular can cancel entire order with no penalty.

3.22
[***]

SUPPLIER represents and warrants that [***], and [***] and [***] in this Agreement are and will continue to be during the term of this Agreement [***]. SUPPLIER shall review and have an officer of their SUPPLIER certify its compliance with this section to CINGULAR semi-annually. This certification shall be sent to CINGULAR's representative listed under the Section called "Notices."

3.23 M/WBE (and Appendices)

a.
SUPPLIER commits to goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled "MBE/WBE/DVBE Cancellation Clause") as follows: [***] annual MBE participation; [***] annual WBE participation; and [***] annual DVBE participation. These goals apply to all annual expenditures by any entity pursuant to this Agreement with SUPPLIER. Supplier will initiate a plan to track and report expenditures to these types of firms and communicate this plan to CINGULAR within 120 days from the effective date of this agreement.

b.
Attached hereto and incorporated herein as Appendix 3 is SUPPLIER's completed Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. SUPPLIER will submit an updated Participation Plan annually by the first week in January. SUPPLIER will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Appendix 3. Participation Plans and Results Reports will be submitted to the Prime SUPPLIER Results Manager.

3.24 M/WBE Cancellation Clause

a.
SUPPLIER agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of SUPPLIER or any subcontractor utilized by SUPPLIER; or SUPPLIER's failure to comply in good faith with any MBE/WBE/DVBE utilization goals established by SUPPLIER; or SUPPLIER's failure to cooperate in any investigation conducted by CINGULAR, or by CINGULAR's agent, to determine SUPPLIER's compliance with this section, will constitute a material breach of this Agreement. In the event of any such breach, CINGULAR may, at its option, cancel ("Cancel") this Agreement upon thirty (30) days notice. SUPPLIER acknowledges and agrees that CINGULAR's right to Cancel is absolute and unconditional, and CINGULAR shall not be subject to liability, nor shall SUPPLIER have any right to suit for damages as a result of such cancellation.

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b.
For purchases under this Agreement by Pacific Bell, Pacific Bell Directory, Pacific Bell Mobile Services, Pacific Bell Information Services, Pacific Bell Communications, and any other entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph d below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified").

c.
For purchases under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of paragraph d below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by CINGULAR.

d.
MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly-held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.

e.
For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph g below and are certified as DVBEs by the California State Office of Small and Minority Business (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph g below.

f.
For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph g below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by CINGULAR.

g.
The DVBE must be (1) a non publicly-owned enterprise at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans. In each case, the management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability. "Management and control"

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  in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

3.25 Non-Exclusive Market

It is expressly understood and agreed that this Agreement does not grant SUPPLIER an exclusive privilege to provide to CINGULAR any or all Material and Services of the type described in this Agreement nor requires CINGULAR to purchase or license any Materials or Services. It is, therefore, understood that CINGULAR may contract with other manufacturers and suppliers for the procurement or trial of comparable Materials and Services and that CINGULAR may itself perform the Services described here.

3.26 Notices

Except as otherwise provided in this Agreement, or an applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, or 2) when received, if provided by an overnight or similar delivery service, or 3) when received, if deposited in the United States Mail, postage prepaid, return receipt requested, and addressed as follows:

To:	Spectrian Corporation 350 West Java Drive Drive Sunnyvale, CA 94089 Attn.: Mike Angel
To:	Cingular Wireless 5565 Glenridge Connector Atlanta, GA 30342 Attn.: Legal Counsel

The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

3.27 Ownership of Work Product

The parties hereby agree that Cingular shall own all rights, title and interest, including but not limited to all intellectual property rights in any and all software, technical information, specifications, drawings, records, documentation, creative works, concepts, residual knowledge or data, written, oral or otherwise arising out of, related to or resulting from development work on products designed specifically for and funded by Cingular ("Cingular Specific Work Product").

Seller hereby agrees that any Cingular Specific Work Product is being developed as a "work made for hire", provided the Cingular Specific Work Product qualifies as such in accordance with the United States copyright laws. If, for any reason, Seller is ever held or deemed to be the owner of any intellectual property rights set forth herein in the Cingular Specific Work Product, then Seller hereby irrevocably assigns to Buyer all such rights, title and interest and agrees to execute all documents necessary to implement and confirm the letter and intent of this section. Notwithstanding the foregoing, each party retains all rights, title and interest and all proprietary

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rights in and to its own Proprietary Materials and Information. All rights for work product including any documentation or software needed for the functioning of the product may transfer to a third party upon Cingular re-selling SUPPLIER'S products.

3.28 Price

a.
Material and Services shall be furnished by SUPPLIER in accordance with the prices set forth in Appendix 1, attached hereto and made a part hereof, or pursuant to firm prices which are quoted by SUPPLIER for such Material and Services, whichever price is lower. The prices for all Material and Services in Appendix 1 are subject to change only in accordance with this Agreement, which changes must be in writing and signed by both parties. If SUPPLIER at any time makes a general price decrease, SUPPLIER shall promptly notify CINGULAR in writing and extend such decrease to CINGULAR effective on the date of such general price decrease. The prices in Appendix 1 are not subject to increase during the [complete with either "initial term" or "x (x) months"] ("the initial term") of this Agreement.

b.
After the initial term of this Agreement, SUPPLIER commits to use reasonable efforts to proactively, through improved processes, supply line economies and other cost reduction methods, reduce its costs and corresponding prices for Materials and Services as provided hereunder to CINGULAR, by at least [***] each year. The parties shall measure such decrease by comparing the total prices specified in Appendix 1 for the applicable period to the total prices for the previous contract period.

3.29 Publicity

SUPPLIER shall not use CINGULAR's name or any language, pictures, or symbols which could, in CINGULAR's judgment, imply CINGULAR's identity or endorsement by CINGULAR or any of its employees in any (a) written, electronic, or oral advertising or presentation or (b) brochure, newsletter, book, electronic database, or other written material of whatever nature, without CINGULAR's prior written consent (hereafter "publicity matters"). SUPPLIER will submit to CINGULAR for written approval, prior to publication, all publicity matters that mention or display CINGULAR's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

Furthermore, no license, express or implied, is granted to SUPPLIER for any trademark, patent, copyright, trade secret or any other intellectual property or applications therefor which is now or may hereafter be owned by CINGULAR or any CINGULAR SUPPLIER.

3.30 Quality Assurance

a.
SUPPLIER represents and warrants that SUPPLIER's processes utilized to produce Materials and provide Services under this Agreement are certified to TL 9000 within one hundred eighty (180) days after the execution of this Agreement and that SUPPLIER will maintain TL 9000 certification for the term of this Agreement. SUPPLIER shall provide CINGULAR evidence of TL 9000 registration certification within thirty (30) days from the date of certification.

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b.
SUPPLIER's key sub-contractors/SUPPLIERs shall be TL 9000 certified within three hundred sixty five (365) days after execution of the Agreement between CINGULAR and SUPPLIER. SUPPLIER shall provide CINGULAR evidence of TL 9000 registration certification within thirty (30) days from the date of certification.

  Copies of TL 9000 may be ordered through the American Society for Quality by calling (800) 248-1946. Additional information on TL 9000 may be found on the QuEST Forum web site at www.questforum.org.

  If SUPPLIER is not TL 9000 certified or SUPPLIER's key subcontractors are not TL9000 certified SUPPLIER agrees that at no additional charge to CINGULAR:

  1.
  SUPPLIER shall provide to CINGULAR a TL 9000 quality plan.

    Elements to be detailed in the Quality Plan include (at minimum):

    (a)
    A schedule for achieving TL 9000 certification.

    (b)
    Identification of key sub-contractors/SUPPLIERs, their TL 9000 certification status and schedule for becoming registered.

    (c)
    Designation of the SUPPLIER's quality representative and of the senior executive with quality responsibility.

  2.
  SUPPLIER agrees to provide TL 9000 metrics specific to CINGULAR's Material as requested by CINGULAR.

  3.
  SUPPLIER agrees to conform to the most current version of TL 9000 available in conformance with the QuEST Forum transition period.

  4.
  As required by CINGULAR, SUPPLIER shall submit TL 9000 and / or ISO 9000 registration and surveillance audit results, management review goals, objectives and results for the registered business entity.

  5.
  CINGULAR, at SUPPLIER's expense, may require improvement initiatives requiring the intervention of a 3rd party quality consultant for the purpose of auditing, tracking and reporting performance and Material conformance with stated requirements. Both parties will mutually agree upon which 3rd party quality consultant will be selected. If an Agreement can not be reached, the CINGULAR will make the selection. Periodically as agreed between the parties, status of activities shall be submitted to the CINGULAR. Unresolved issues raised will be documented and reported to the Senior Management of both companies semi-annually

  6.
  Participation in CINGULAR SUPPLIER recognition programs requires TL 9000 registration.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

3.31 Records and Audits

SUPPLIER agrees that it will:

a.
Maintain complete and accurate records related to the Material and Services provided by SUPPLIER to CINGULAR, including records of all amounts billable to and payments made by CINGULAR in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit;

b.
Retain such records and reasonable billing detail for a period of at least three (3) years from the date of final payment for Materials and Services;

c.
Provide reasonable supporting documentation to CINGULAR concerning any disputed invoice amount within thirty (30) calendar days after receipt of written notification of such dispute; and

d.
Permit CINGULAR and its authorized representatives to inspect and audit during normal business hours the charges invoiced to CINGULAR. Should CINGULAR request an audit, SUPPLIER will make available any pertinent records and files to CINGULAR during normal business hours at no additional charge.

3.32 Severability

If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or unenforceable provision(s) and the rights and obligations of the SUPPLIER and CINGULAR will be construed and enforced accordingly.

3.33 Survival of Obligations

Obligations and rights in connection with this Agreement which by their nature would continue beyond the Termination, Cancellation or expiration of this Agreement, including those in the sections entitled "Compliance With Laws," "Infringement," "Indemnity," "Publicity," "Severability," "Information," "Independent Contractor," and "Warranty," will survive the Termination, Cancellation, or expiration of this Agreement.

3.34 Taxes

a.
SUPPLIER may invoice CINGULAR the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of Material or provision of Services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation, labor and other non-taxable charges must be separately stated. CINGULAR agrees to pay all applicable taxes to SUPPLIER which are stated on and at the time the Material or Service invoice is submitted by SUPPLIER. SUPPLIER agrees to remit taxes to the appropriate taxing authorities.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

b.
SUPPLIER agrees to pay, and to hold CINGULAR harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of SUPPLIER, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by SUPPLIER. SUPPLIER agrees to pay and to hold CINGULAR harmless from and against any penalty or sanction assessed as a result of SUPPLIER doing business with any country subject to U.S. trade restrictions.

c.
Following the issuance of a Work Order, SUPPLIER shall within twenty (20) days (but in no event later than two (2) weeks before commencement of work under the applicable Work Order) present CINGULAR a schedule of taxes and fees that SUPPLIER proposes to collect from CINGULAR. Upon CINGULAR's request, the parties shall consult with respect to the basis and rates upon which SUPPLIER shall pay any taxes or fees for which CINGULAR is obligated to reimburse SUPPLIER under this Agreement. If CINGULAR determines that in its opinion any such taxes or fees are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, SUPPLIER shall make payment in accordance with such determinations and CINGULAR shall be responsible for such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by CINGULAR, SUPPLIER shall promptly notify CINGULAR. SUPPLIER shall cooperate with CINGULAR in contesting such determination, but CINGULAR shall be responsible and shall reimburse SUPPLIER for any tax, interest, or penalty in excess of its determination. If CINGULAR desires to contest such collection, CINGULAR shall promptly notify SUPPLIER. If CINGULAR determines that in its opinion it has reimbursed SUPPLIER for sales or use taxes in excess of the amount which CINGULAR is obligated to reimburse SUPPLIER, CINGULAR and SUPPLIER shall consult to determine the appropriate method of recovery of such excess reimbursements. SUPPLIER shall credit any excess reimbursements against tax reimbursements or other payments due from CINGULAR if and to the extent SUPPLIER can make corresponding adjustments to its payments to the relevant tax authority. At CINGULAR's request, SUPPLIER shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to CINGULAR all such refunds (and interest) received.

d.
If any taxing authority advises SUPPLIER that it intends to audit SUPPLIER with respect to any taxes for which CINGULAR is obligated to reimburse SUPPLIER under this agreement, SUPPLIER shall (1) promptly so notify CINGULAR, (2) afford CINGULAR an opportunity to participate on an equal basis with SUPPLIER in such audit with respect to such taxes and (3) keep CINGULAR fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section. SUPPLIER's failure to comply with the notification requirements of this section shall relieve CINGULAR of its responsibility to reimburse SUPPLIER for taxes only if SUPPLIER's failure materially prejudiced CINGULAR's ability to contest imposition or assessment of those taxes.

e.
In addition to its rights under subparagraph (d) above with respect to any tax or tax controversy covered by this Tax Section, CINGULAR will be entitled to contest, pursuant to

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

  applicable law and tariffs, and at its own expense, any tax previously billed that it is ultimately obligated to pay. CINGULAR will be entitled to the benefit of any refund or recovery of amounts that it had previously paid resulting from such a contest. SUPPLIER will cooperate in any such contest, provided that all costs and expenses incurred in obtaining a refund or credit for CINGULAR shall be paid by CINGULAR.

f.
If either Party is audited by a taxing authority or other governmental entity, the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in an appropriate and timely manner, so that the audit and any resulting controversy may be resolved expeditiously.

3.35 Term of Agreement

a.
This Agreement is effective on August 15, 2001 and, unless terminated or canceled as provided in this Agreement, shall remain in effect for three (3) years (the "Initial Term").

b.
After the Initial Term, this Agreement shall continue on a month to month basis until terminated by either party upon thirty (30) days prior written notice to the other setting forth the effective date of such termination. The termination, cancellation or expiration of this Agreement shall not affect the obligations of either party to the other party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not been terminated or canceled.

3.36 Title and Risk of Loss

Title to Material purchased, but not to Material licensed, will vest in CINGULAR when the Material has been [***] designated by CINGULAR.

3.37 Warranty and Rebates

a.
SUPPLIER warrants to CINGULAR that Material furnished hereunder will be merchantable, free from defects in design, material and workmanship, fit and sufficient for the purposes intended by CINGULAR, free from all liens and encumbrances and will strictly conform to and perform in accordance with applicable Specifications, drawings and samples. In addition, if Material contains one or more original equipment or software manufacturer's ("OEM") warranties, SUPPLIER hereby represents that it has the authority to and does hereby assign such warranties to CINGULAR.

b.
SUPPLIER also warrants to CINGULAR that any Services provided hereunder will be performed in a first-class, professional manner, in strict compliance with the Specifications, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in SUPPLIERs profession or industry. If SUPPLIER fails to meet applicable professional standards, SUPPLIER will, without additional compensation, promptly correct or revise any errors or deficiencies in the Services furnished hereunder.

c.
The warranty period for Materials and Services shall be [***] years. The warranty period in all cases shall commence upon Delivery.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

d.
SUPPLIER represents and warrants that: there are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on SUPPLIER's ability to fulfill its obligations under this Agreement; it will immediately notify CINGULAR if, during the term of this Agreement, SUPPLIER becomes aware of any action, suit, or proceeding, pending or threatened, which may have a material adverse effect on SUPPLIER's ability to fulfill the obligations under this Agreement or any Order; it has all necessary skills, rights, financial resources, and authority to enter into this Agreement and related Orders and to provide or license the Material or Services, including that the Material and Services will not infringe any patent, copyright, or other intellectual property; no consent, approval, or withholding of objection is required from any entity, including any governmental authority with respect to the entering into or the performance of this Agreement or any Order; the Material and Services will be provided free of any lien or encumbrance of any kind; it will be fully responsible and liable for all acts, omissions, and work performed by any of its representatives, including any subcontractor; that all representatives, including subcontractors, will strictly comply with the provisions specified in this Agreement; and it will comply with the terms of this Agreement or Work Order, including those specified in any Exhibits or Appendices thereto.

e.
If the parties have identified a system on which Software will operate, SUPPLIER warrants that Software will perform on and be compatible with such system and operate satisfactorily in the system environment specified in the applicable Work Order. System includes the hardware, operating and application Software, interfaces, and databases that interact with such Software.

f.
SUPPLIER warrants that all Material provided to CINGULAR hereunder shall be tested prior to delivery to insure it is in strict compliance with the Specifications and that Material will not contain Harmful Code at any time. Testing will include complete regression and interaction testing and load, unit, and integration testing when applicable.

g.
All warranties will survive inspection, acceptance, payment and use. These warranties will be in addition to all other warranties, express, implied, or statutory. SUPPLIER will defend, indemnify, and hold CINGULAR harmless from and against all Liabilities for a breach of these warranties.

h.
If at any time during the warranty period for Material or Services CINGULAR believes there is a breach of any warranty, CINGULAR will notify SUPPLIER setting forth the nature of such claimed breach. SUPPLIER shall promptly investigate such claimed breach and shall either 1) provide information satisfactory to CINGULAR that no breach of warranty in fact occurred or 2) at no additional charge to CINGULAR, promptly use its best efforts to take such action as may be required to correct such breach.

i.
If a breach of warranty has not been corrected within a commercially reasonable time, or if two or more breaches of warranty occur in any sixty (60) day period, CINGULAR may Cancel the applicable Order.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

j.
SUPPLIER agrees to provide a price discount toward future purchases of new SUPPLIER products and services should CINGULAR network evolution require the replacement of products due to technological obsolescence within [***] of original delivery to CINGULAR. The price discount would be applied to the current CINGULAR price in effect at that time. The amount of future price discount earned by CINGULAR will be based on the actual purchases made by CINGULAR during each of SUPPLIER'S fiscal years as shown below. Such future discounts will only apply to SUPPLIER'S available products at the time of upgrade. SUPPLIER is not obligated to engage in any special design activities to develop new products.

SUPPLIER FISCAL YEAR SALES	Future Price Discount %	Aggregate $$
[***] [***]	[***]	[***]
[***] [***]	[***]	[***]
[***] [***]	[***]	[***]
[***] [***]	[***]	[***]
[***] [***]	[***]	[***]
[***] [***]	[***]	[***]

  [***].    The aggregate dollar amount of the price discounts must be consumed within the succeeding fiscal year.

  [***]

3.38 Work Orders

a.
CINGULAR may order Material and Services by submitting Work Orders in connection with this Agreement. Such Orders specify:

1.
A description of the Services and/or Material, including any numerical/alphabetical identification referenced in the applicable price list.

2.
The requested delivery date.

3.
The applicable price(s).

4.
The location to which the Material is to be shipped, or the site where Services will be rendered.

5.
The location to which invoices are to be rendered for payment.

6.
CINGULAR's Order number.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

b.
The terms in this Agreement shall apply to Orders submitted in connection with this Agreement, and preprinted terms on the back of any Order shall not apply.

3.39 Workmanship

The services to be provided by SUPPLIER under this Agreement shall proceed with promptness and shall be executed to CINGULAR's satisfaction in accordance with the highest professional standards in the field. SUPPLIER shall remove from the work, at CINGULAR's request, any employee furnished by SUPPLIER who is deemed, in CINGULAR's opinion, to be incompetent, incapable, uncooperative, or otherwise unacceptable in the execution of the work to be performed under this Agreement. Such a request shall not be deemed a request that such employee de disciplined or discharged, nor shall it be deemed to be an adverse reflection on the character or abilities of such employee.

ARTICLE IV—SPECIAL CLAUSES

4.1  Access

a.
When appropriate, SUPPLIER shall have reasonable access to CINGULAR's premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable SUPPLIER to perform its obligations under this Agreement. SUPPLIER shall coordinate such access with CINGULAR's designated representative prior to visiting such premises. SUPPLIER insures CINGULAR that only persons employed by SUPPLIER or subcontracted by SUPPLIER will be allowed to enter CINGULAR's premises. If CINGULAR requests SUPPLIER or its Subcontractor to discontinue furnishing any person provided by SUPPLIER or its Subcontractor from performing work on CINGULAR's premises, SUPPLIER shall immediately comply with such request. Such person shall leave CINGULAR's premises promptly and SUPPLIER shall not furnish such person again to perform work on CINGULAR's premises without CINGULAR's written consent. The parties agree that, where required by governmental regulations, it will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

b.
CINGULAR may require SUPPLIER or its representatives, including employees and subcontractors, to exhibit identification credentials or sign a Nondisclosure Agreement which CINGULAR may issue in order to gain access to CINGULAR's premises for the performance of Services. If, for any reason, any SUPPLIER representative is no longer performing such Services, SUPPLIER shall immediately inform CINGULAR. Notification shall be followed by the prompt delivery to CINGULAR of the identification credentials, if issued by CINGULAR, or a written statement of the reasons why said identification credentials cannot be returned.

c.
SUPPLIER shall insure that its representatives, including employees and subcontractors will, while on or off CINGULAR's premises, perform Services which (i) conform to the Specifications, (ii) protect CINGULAR's Material, buildings, and structures, (iii) do not

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

  interfere with CINGULAR's business operations, and (iv) perform such Services with care and due regard for the safety, convenience, and protection of CINGULAR, its employees, and property and in full conformance with the policies specified in the CINGULAR Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon.

d.
SUPPLIER shall be responsible for insuring that all persons furnished by SUPPLIER work harmoniously with all others when on CINGULAR's premises.

4.2  Change Notices—Simple

a.
SUPPLIER agrees to notify CINGULAR, in advance, of any change to be made in the Material furnished in accordance with the Specifications, software related documentation and/or documentation that would impact upon either reliability or the form, fit or function of the Material.

b.
In order for CINGULAR to review Material changes, a minimum of thirty (30) days advance notice before installation in any end-user location will be required except for those cases where an extremely unsatisfactory condition requires immediate remedial action. The final classification of any Material change proposed by SUPPLIER will be by mutual agreement between SUPPLIER and CINGULAR.

c.
In the event that CINGULAR and SUPPLIER fail to reach agreement on any change in Material proposed by SUPPLIER, CINGULAR will have the right without penalty to Terminate this Agreement and/or any or all Orders for Material affected by such change(s) proposed or issued by CINGULAR.

4.3  Continuing Availability

a.
SUPPLIER agrees to offer to sell to CINGULAR for a period of [***] years after the Termination, Cancellation or expiration date of this Agreement, or the discontinuance of any Material or Services provided hereunder, functionally equivalent additions, modifications, maintenance, replacement, and technical support services ("spare parts").

b.
If SUPPLIER fails or is unable to supply such spare parts or obtain another source of supply for CINGULAR, then such inability shall be considered noncompliance with this Section and, in addition to whatever other rights and remedies CINGULAR may have at law or in equity, SUPPLIER shall be obligated to provide CINGULAR, without obligation or charge, the "technical information" or any other rights required so that CINGULAR can obtain such spare parts from other sources.

c.
The "technical information" includes, by example and not by way of limitation:

1.
manufacturing drawings and specifications of all Materials;

2.
manufacturing drawings and specifications covering special tooling, raw materials, component parts, and the operation thereof;

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

  3.
  a detailed list of all commercially available parts and components purchased by SUPPLIER, disclosing the part number, name, and location of the SUPPLIER and price lists for the purchase.

d.
SUPPLIER shall provide technical support for Material provided under this Agreement. In the event SUPPLIER refuses to provide support, then SUPPLIER shall grant to CINGULAR a non-exclusive license, without charge, to use the Material including any Software or Documentation as may be required for the purpose of using or maintaining the Material.

e.
SUPPLIER shall provide CINGULAR advance written notification no later than two (2) years prior to the discontinuance of the manufacture or the provision of any Material or Services.

4.4  Emergency Support Service

If any natural disaster or other emergency occurs whereby Material and Service provided in connection with this Agreement is damaged and such condition materially affects CINGULAR's ability to provide services to its subscribers, SUPPLIER agrees, at CINGULAR's request, to assist CINGULAR as follows:

a.
SUPPLIER will locate backup or replacement Material and provide any necessary Service.

b.
If Material is available from SUPPLIER's stock, SUPPLIER will ship replacement Material in manner specified by CINGULAR within twenty-four (24) hours of receipt of CINGULAR's request therefor.

c.
When Material required by CINGULAR is not available from stock for immediate shipment, SUPPLIER agrees to pursue the following alternative courses of action:

1.
Assist CINGULAR in locating functionally equivalent substitute Material.

2.
If requested by CINGULAR, schedule the repair or new manufacture of Material on a priority basis. CINGULAR will indemnify SUPPLIER for any financial obligations incurred by SUPPLIER as a result of such priority efforts due to contractual obligations with third parties.

3.
Assist CINGULAR by providing field technical personnel to make temporary modifications and arrangements to mitigate the effects of out-of-service conditions. If requested, by CINGULAR, SUPPLIER will document such efforts and associated charges.

The price for any replacement Material or Service which is not covered by SUPPLIER's warranty will be at SUPPLIER's applicable price plus cost of expedited shipment.

SUPPLIER will make available the individual whose title, phone number and location are listed below to provide assistance and information on a twenty-four (24) hour basis for all of its support service described above:

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

  Spectrian Hotline
  408-745-5416

This obligation will survive the expiration, cancellation, or termination of this Agreement for four (4) years.

4.5  Government Contract Provisions

Work Orders containing a notation that the Material is intended for use under government contracts shall be subject to the then current government provisions referenced in or attached to such Work Orders.

4.6  Hazardous Materials and Regulated Substances

A "Regulated Substance" as referred to in this clause is a generic term used to describe all materials that are regulated by applicable federal or any stare or local government during transportation, handling and/or disposal. These include, but are not limited to, materials that are regulated as (a) "hazardous material" under the Hazardous Material Act and the Control of Radioactive Contamination of Environmental Law, Title 8 of the California Environment Administrative Code, Section 5194 and the Hazardous Substances Information and Training Act, (b) "chemical hazards" under the Occupational Safety and Health Administration (OSHA) standards, (c) "chemical substances and mixtures" under the Toxic Substances Control Act and "chemicals" on the Governor's List known to the State of California to cause cancer, birth defects, and/or other reproductive harm, as that term is defined in the California Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"), (d) "pesticides" under the Federal Insecticide, Fungicide and Rodenticide Act, and (e) "hazardous waste" as defined or listed under the Resource Conservation and Recovery Act and the Hazardous Waste Control Law.

a.
SUPPLIER shall comply with all applicable Laws and Regulations, including any notice requirements, regarding any Material ordered hereunder which contains or consists of a Regulated Substance or any Service ordered hereunder which involves the use, handling, storage, recycling, storage or transportation of Regulated Substances. SUPPLIER shall notify CINGULAR and provide CINGULAR with all necessary information (including but not limited OSHA Material Safety Data Sheets [MSDS]) at least thirty (30) days before shipping Materials containing or consisting of Regulated Substances to CINGULAR or commencing the performance of Services for CINGULAR involving the handling or use of Regulated Substances. Each MSDS must include an attachment indicating the specific worker protection equipment requirement for use with the Regulated Substance covered thereby. If the Regulated Substance is in Materials or materials which are shipped to California facilities and is a chemical defined by Proposition 65, the MSDS for said chemical should indicate that the chemical is one which is known to the state of California to cause cancer, birth defects or other reproductive harm. SUPPLIER shall maintain and distribute such information upon request to CINGULAR and/or any other SUPPLIER at the same location.

b.
Notwithstanding any other provision of this Agreement, CINGULAR shall have the right, but not the duty, to terminate without liability any Order for Materials consisting of or containing

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

  a Regulated Substance or Service involving the use and handling of Regulated Substances with thirty (30) days after such notification from CINGULAR. Otherwise, CINGULAR and SUPPLIER shall cooperate concerning the acceptance by CINGULAR of such Materials and Services. SUPPLIER shall mark all Materials and/or materials provided hereunder as Regulated Substances which are required by all applicable Laws and Regulations to be so marked, and shall provide assistance to CINGULAR of an advisory nature in the handling and use of Regulated Substances provided hereunder and the disposal of "hazardous waste", as defined by applicable Laws and Regulations ("Hazardous Wastes"), resulting therefrom.

c.
SUPPLIER shall provide CINGULAR with the same information pertaining to Regulated Substances in or used in the Materials and Services it provides to CINGULAR or Hazardous Waste as SUPPLIER provides to SUPPLIER's employees or agents involved in the disposition or treatment of such Regulated Substances.

d.
SUPPLIER is hereby informed that hazardous chemicals may be used and located at various facilities owned by CINGULAR. SUPPLIER or any person supplied by SUPPLIER may see the MSDS for a particular substance in the facility in which they are working by contacting CINGULAR's Building Operations office and filling out the request form. SUPPLIER agrees to assume responsibility for advising its employees, agents and subcontractors who will be working at CINGULAR's facilities of the existence of chemical hazards on CINGULAR's facilities and the availability of said material.

e.
When performing Services at CINGULAR's California facilities, SUPPLIER shall and shall require its subcontractors to issue warnings in accordance with Proposition 65 for exposure to chemicals covered by Proposition 65 introduced by SUPPLIER or its subcontractor to personnel at CINGULAR's facilities, the public and CINGULAR from the time SUPPLIER and/or its subcontractor enter CINGULAR's facilities and/or commence performing Services through the completion of such performance. SUPPLIER shall and shall require its subcontractors to warn CINGULAR of any exposure to chemicals covered by Proposition 65 which may continue after SUPPLIER and/or its subcontractors have completed the performance of Services. Such warning may take the form of, but not be limited to, a MSDS for each such chemical.

  SUPPLIER IS HEREBY WARNED IN ACCORDANCE WITH PROPOSITION 65 THAT EXPOSURE TO CHEMICALS MAY OCCUR AT CINGULAR'S FACILITIES. If requested, CINGULAR shall make available to SUPPLIER, its subcontractors, and any of their employees, a MSDS for the chemicals covered by Proposition 65, if any, at CINGULAR's facilities where SUPPLIER is providing Services. SUPPLIER shall issue appropriate warnings to inform and educate its employees, agents, subcontractors, other invitees, and employees of any of them, entering CINGULAR's facilities of the above information in accordance with applicable Laws and Regulations. SUPPLIER and CINGULAR shall cooperate on such warning.

f.
SUPPLIER further agrees to defend, indemnify, and hold CINGULAR harmless from and against any Liability sustained by CINGULAR because of SUPPLIER's noncompliance herewith.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

4.7  Independent Contractor

SUPPLIER hereby represents and warrants to CINGULAR that:

a.
SUPPLIER is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of CINGULAR;

b.
SUPPLIER's personnel performing Services shall be considered solely the employees of SUPPLIER and not employees or agents of CINGULAR;

c.
SUPPLIER has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

d.
SUPPLIER is solely responsible for all matters relating to compensation and benefits of all SUPPLIER's personnel who perform Services. This responsibility includes, but is not limited to, (1) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (2) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as "payroll tax obligations") with respect to all SUPPLIER personnel providing Services.

e.
SUPPLIER will indemnify, defend, and hold CINGULAR harmless from all Liabilities, costs, expenses, and claims related to SUPPLIER's failure to comply with the immediately preceding paragraph.

4.8  Insignia

Upon CINGULAR's written request, certain of CINGULAR's trademarks, trade names, insignia, symbols, decorative designs, or other similar items (hereinafter "Insignia"), shall be properly affixed by SUPPLIER to the Material furnished at no additional cost to CINGULAR. Such Insignia shall not be affixed, used, or otherwise displayed on the Material without CINGULAR's written approval. The manner in which such Insignia will be affixed must be approved in writing by CINGULAR.

SUPPLIER agrees to remove, at no additional cost to CINGULAR, all Insignia from Material not meeting CINGULAR's requirements. SUPPLIER agrees to indemnify, defend, and hold CINGULAR harmless from any Liability in connection with SUPPLIER's failure to remove such Insignia. This section will in no way alter or modify SUPPLIER's obligations under this Agreement regarding protection of CINGULAR's confidential Information.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

4.9  Non-Intervention

In connection with the provision of Material and Services by SUPPLIER to CINGULAR, SUPPLIER agrees not to influence—directly or indirectly—any regulatory, legislative, or judicial body so as to prevent, or delay the offering of Materials or Services by CINGULAR which utilize the Material or Services supplied by SUPPLIER.

4.10 Overdependence of SUPPLIER

SUPPLIER warrants to CINGULAR that as of the effective date of this Agreement SUPPLIER has (1) no contractual obligations which would adversely affect SUPPLIER's capabilities to perform under this Agreement, (2) is not involved in any litigation which would adversely affect SUPPLIER's ability to perform under this Agreement, and (3) has all professional licenses which are required to perform under this Agreement.

Accordingly, and because CINGULAR has no way of ascertaining SUPPLIER's dependency on CINGULAR for revenues from sales in proportion to revenues from SUPPLIER's other customers, and in order to protect CINGULAR from a situation in which SUPPLIER is overly dependent upon CINGULAR for said sales, SUPPLIER agrees to release and hold harmless CINGULAR from any and all claims and liabilities relating to SUPPLIER's financial stability, which may result from CINGULAR's termination of any Order placed under this Agreement, and/or CINGULAR's reduced purchases hereunder, for any reason whatsoever.

4.11 Radio Frequency Emissions

To the extent applicable, Materials or Products furnished under this Agreement shall comply with the requirements of Part 15 and any other related Parts of the Federal Communication Commission's Rules and Regulations, as may be amended from time to time. Compliance shall include those sections concerning the labeling of such Materials or Products, the suppression of radio frequency and electro- magnetic radiation to specified levels and the transmission of RF emissions under the MPE (Maximum Possible Exposure) prescribed by the FCC. Should the Materials or Products during use generate interference to radio communications, SUPPLIER shall inform CINGULAR how to suppress such interference. CINGULAR may opt to return Materials or Products to SUPPLIER and receive a prompt refund of the price CINGULAR paid for the Materials or Products if CINGULAR cannot reasonable suppress such interference. Nothing herein shall diminish or otherwise limit SUPPLIER's obligations under any other warranty herein.

4.12 Registration

When Material furnished under this Agreement is subject to Part 68 of the Federal Communications Commission's Rules and Regulations ("FCC Rules and Regulations") as may from time to time be amended, SUPPLIER warrants that such Material is registered under and complies with Part 68 of such FCC Rules and Regulations including, but not limited to, all labeling and customer instruction requirements. SUPPLIER agrees to indemnify and hold CINGULAR harmless from and against any Liability in connection with SUPPLIER's noncompliance with Part 68 of the FCC Rules and Regulations. SUPPLIER agrees, at its

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CONFIDENTIAL TREATMENT

expense, to defend CINGULAR, at CINGULAR's request, against such Liability, provided, however, that SUPPLIER shall (1) keep CINGULAR fully informed as to the progress of such defense, and (2) afford CINGULAR, at its own expense, an opportunity to participate on an equal basis with SUPPLIER in such defense.

4.13 Releases Void

Neither party shall require waivers or releases of any personnel or other representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.

4.14 Repairs Not Covered Under Warranty

In addition to the repairs provided for under the section entitled "Warranty", upon request by CINGULAR, SUPPLIER shall make available to CINGULAR a repair and return option and an exchange option that shall apply to any Material with respect to which the applicable warranty period has expired. The availability of the options described in this section shall not be construed as altering or affecting responsibility for risk of loss of or damage to the Material, as provided elsewhere in this Agreement.

a.
Repair, and Exchange Options

1.
Under these options, if CINGULAR elects to have any Material or Product repaired or exchanged, CINGULAR may return such Material or Product to SUPPLIER at a location designated by SUPPLIER. If CINGULAR elects the repair and return option, SUPPLIER shall repair such Material or Product and place it in good operating condition for SUPPLIER's then current price for such repair service, less [***], plus freight charges and any applicable taxes. If CINGULAR elects the exchange option, SUPPLIER shall promptly replace such Material or Product with a comparable, factory-tested, refurbished Material, if available, which shall meet current Material Specifications. Such replacement shall be at SUPPLIER's standard charges for the replacement Material [***], plus freight charges and any applicable taxes.

2.
If any Material or Product returned to SUPPLIER for repair and return, as provided in this section, is determined to be beyond repair, or if repair costs are expected to exceed the cost of replacement, SUPPLIER shall so notify CINGULAR. If requested by CINGULAR, SUPPLIER shall replace said Material or Product pursuant to the exchange option and, if so requested by CINGULAR, shall dispose of said Material or Product with sound commercial practices, and pay to CINGULAR the salvage value, if any.

b.
Repair and Refurbished Material or Product

1.
Repair of Material or Product hereunder shall include, but shall not be limited to, remedial maintenance necessary to return defective Material to an operational condition that is suitable for reuse by CINGULAR and is in accordance with the Specifications for such Material or Product. In addition, repair may include retrofitting and engineering

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    changes and updates, provided such changes and/or updates have been approved by CINGULAR.

  2.
  Refurbished Material or Product hereunder shall include, but shall not be limited to, used Material that is in "like-new" operational and appearance condition so that is suitable for reuse by CINGULAR.

c.
Performance of Work

1.
Except as otherwise provided in this Agreement, the schedule for performance of services, applicable to each Order under this section shall be agreed upon by SUPPLIER and CINGULAR and shall be set forth in each such Order; however, in no event shall the Service interval exceed [***] days after such receipt.

(a)
In the event that SUPPLIER exceeds the maximum repair interval, CINGULAR shall have the right, without liability, to (i) cancel such Order or (ii) extend such scheduled service date specified in the Order, subject, however, to the right to cancel if Service is not made or performance is not completed by such extended date.

(b)
If an Order is canceled pursuant to the preceding sentence, SUPPLIER shall return the Material(s) received from CINGULAR under such Order. SUPPLIER shall reimburse CINGULAR the costs of shipping the Material(s) to SUPPLIER and the amounts, if any, previously paid by CINGULAR for Service not received or performed.

2.
SUPPLIER shall furnish all labor, services, tools, Material, parts, accessories, instruments and equipment required to perform services under this section.

3.
SUPPLIER shall provide a written notice to CINGULAR with the name(s) and telephone number(s) of the individual(s) to be contacted concerning any questions that may arise regarding services under this section. If required, SUPPLIER shall specify any special packing of Material that might be necessary to provide adequate in-transit protection from transportation damage.

4.
Material repaired by SUPPLIER shall have the service completion date tracked by SUPPLIER and made available to CINGULAR upon written request.

5.
Unless otherwise provided in this Agreement, there shall be no additional charge for replacement parts. Only new standard parts or parts of quality equal to the original parts shall be used in refurbished Material or in effecting repairs. Parts that have been replaced shall become SUPPLIER's property. If a part has been replaced, by definition it has been removed; provided, however, that replaced parts shall, upon request by CINGULAR be available for inspection by CINGULAR. Parts that are installed in Material as a part of the repair process shall become the property of CINGULAR.

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  6.
  If Material returned to SUPPLIER for repair is determined to be beyond repair, SUPPLIER shall contact CINGULAR regarding disposition of such Material. If requested by CINGULAR, SUPPLIER shall take the necessary steps to dispose of the unrepairable Material and pay to CINGULAR the salvage value, if any. If requested by CINGULAR, SUPPLIER shall return the Material in "as-received" condition, invoicing CINGULAR only for freight charges associated with the return of the Material.

d.
Transportation

  Unless CINGULAR, provides written special shipping instructions, upon completion of services provided pursuant to this clause, SUPPLIER shall ship Material or Product using the lowest published common carrier price (rail, truck or freight forwarder). SUPPLIER agrees to follow shipping instructions according to the "Shipping and Packing" clause herein. SUPPLIER agrees to place all prepaid freight charges as a separate item to the invoice to be paid by CINGULAR. If requested by CINGULAR, SUPPLIER agrees to substantiate such charges by providing CINGULAR with the original freight bill or a copy.

e.
Risk of Loss

  Except as otherwise provided in this Agreement, after receipt of Material or Product from CINGULAR, SUPPLIER shall assume the risk of loss of or damage to such Material until the Material is returned to, verified and accepted by CINGULAR. CINGULAR shall notify SUPPLIER promptly of any claim and shall cooperate with SUPPLIER in every reasonable way to facilitate the settlement of any such claim.

f.
Invoices

1.
All invoices originated by SUPPLIER for services provided pursuant to this clause must be clearly identified as such, and must contain: (1) a reference to the Agreement number, (2) a reference to CINGULAR's Order number for these services, (3) a reference to SUPPLIER's invoice number, (4) a detailed description of services performed by SUPPLIER, and the need therefore.

2.
Shipping and routing instructions may be altered as agreed by SUPPLIER and CINGULAR without written notice.

g.
Warranty

1.
SUPPLIER warrants to CINGULAR that the repair services shall be performed in a fully workmanlike manner to the satisfaction of CINGULAR and in accordance with the Specifications. SUPPLIER further warrants that the repaired or refurbished Material shall be free from defects in material and workmanship for a period of [***] from the date the repaired or refurbished Material is accepted by CINGULAR. This warranty shall survive inspection, acceptance and payment.

2.
In the event that a Material repaired or refurbished by SUPPLIER is defective when returned to CINGULAR, CINGULAR shall have the option of (1) returning the Material

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    to SUPPLIER for Service, with risk of in-transit loss or damage and freight charges to be borne by SUPPLIER, or (2) obtaining a full refund or credit for any payment made therefor, plus freight charges paid for its return.

4.15 Shipping and Packing

a.
Unless instructed otherwise by CINGULAR, or the parties otherwise agree, all Material shipped shall be packed and marked by SUPPLIER at no additional charge to CINGULAR and in accordance with all laws and regulations, transportation industry standards, the requirements specified in paragraph b, and the applicable Order.

b.
SUPPLIER shall (1) ship Material in accordance with paragraph a; (2) use carriers approved in writing by CINGULAR at the time of shipment; (3) ship Orders complete, provided SUPPLIER may ship Material in partial shipments with prior approval of CINGULAR; (4) ship to the destination in the Order; (5) comply with CINGULAR's shipping instructions; (6) enclose a packing memorandum with each shipment and, when more than one package is shipped, identify the package containing such packing memorandum; (7) mark CINGULAR's Order number and product identification number ("PID") on all packages, shipping papers and subordinate documents; (8) list basic unit and part number or Common Language Equipment Identified ("CLEI") code numbers and Continuing Property Record ("CPR") when required by CINGULAR; (9) barcode equipment, shipping containers and packages; and (10) SUPPLIER may consolidate multiple Orders as one shipment to CINGULAR and shall provide and state on the bill of lading the number of pieces, weight, freight classification, and carrier's tariff reference number for each individual Order.

c.
If CINGULAR agrees to pay for shipping and instructs SUPPLIER to ship prepaid, SUPPLIER shall ship Material to CINGULAR, based on the lowest published price, by reliable common carrier. CINGULAR has the right to designate the carrier SUPPLIER shall use. If more cost effective transportation can be arranged, SUPPLIER shall notify CINGULAR and, if CINGULAR agrees, SUPPLIER shall ship at the agreed upon price by that agreed upon carrier. CINGULAR is not responsible for any charges in excess of those specified above.

d.
If CINGULAR agrees to pay for shipping and instructs SUPPLIER to ship freight collect, it shall be CINGULAR's responsibility to engage a SUPPLIER to ship, and pay for shipment of, Materials. It is SUPPLIER's responsibility to dispatch CINGULAR's contracted/engaged freight SUPPLIER.

e.
If CINGULAR incurs additional costs as a result of SUPPLIER's failure to comply with the above provisions, those additional costs will be refunded to CINGULAR by the SUPPLIER.

4.16 Statement(s) of Work and Form of Order(s)

This Agreement contemplates the future execution by CINGULAR and SUPPLIER of one or more written Order(s) or Statement(s) of Work. Both parties shall execute each Order(s) and/or SOW(s). This Agreement and any applicable Order(s) and/or SOW(s) shall cover all transactions between CINGULAR and SUPPLIER during the term of this Agreement unless the parties agree

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otherwise in writing. Order(s) and SOW(s) shall be deemed accepted by SUPPLIER unless written notice to the contrary is received within ten (10) business days from the date the Order or SOW is delivered. This Agreement shall control over typed, stamped, or pre-printed portions of SUPPLIER's and CINGULAR's Order(s) and/or Statement(s) of Work or acknowledgments, which conflict with or supplement the terms and conditions herein.

Order(s) for Products shall be in substantially the same form as is set out below as previously provided herein.

Each request for Services shall by issued through a Statement of Work which, at a minimum, shall specify the information outlined below:

(i)	A reference to this Agreement and a unique identifying number assigned by CINGULAR's Representative;
(ii)	A detailed description of the Services SUPPLIER shall perform;
(iii)	Specifications for all Products and Services;
(iv)	A statement defining all deliverables and their associated due dates;
(v)	Procedures for acceptance testing, is applicable;
(vi)	CINGULAR and SUPPLIER's contact names, addresses and telephone numbers;
(vii)	A list of expenses authorized for reimbursement by CINGULAR, and an explanation for each item;
(viii)	The maximum total expenditure authorized, meaning either (a) the total dollar amount authorized under the SOW, or (b) the total time limit for completing the project under the SOW;
(ix)	A statement defining the beginning and ending dates for the work to be performed;
(x)	Invoicing instructions;
(xi)	Acceptance procedures; and
(xii)	Signatures of representatives authorized by CINGULAR and SUPPLIER to execute the SOW.

4.17 Strategic Technology Partnership

CINGULAR and SUPPLIER shall establish a Strategic Technology Partnership with the primary goal of providing a formal technology information exchange process ("Process"). Such Process shall be driven by an Executive-level review committee that shall meet no less than twice per year to review key technology initiatives which could have a potential impact on CINGULAR's technology strategy and future purchasing decisions. This process shall also be supported by the on-going exchange of key information in areas which include but shall not be limited to standards initiatives, product changes and customer requirements as defined by CINGULAR.

4.18 Technical Support

SUPPLIER will provide, at no additional cost, full and complete technical assistance to CINGULAR for the Materials and Services covered by this Agreement, including ongoing

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technical support and field service and assistance, provision of technical bulletins and updated user manuals, and telephone assistance to assist with installation, operation, maintenance, and problem resolution. The availability or performance of this technical support will not be construed as altering or affecting SUPPLIER's obligations as set forth in the Section entitled "Warranty" or provided elsewhere in this Agreement. Field service and technical support, including emergency support (service affecting) will be provided on site twenty-four (24) hours a day. SUPPLIER will provide to CINGULAR and keep current an escalation document that includes names, titles and telephone numbers, including after-hours telephone numbers, of SUPPLIER personnel responsible for providing technical support to CINGULAR. SUPPLIER will maintain a streamlined escalation process to speed resolution of reported problems.

4.19 Termination of Statement of Work

CINGULAR, without prejudice to any right or remedy on account of any failure of SUPPLIER to perform its obligations under this Agreement, may at any time terminate the performance of the work under any SOW, in whole or in part, by written notice to SUPPLIER specifying the extent to which the performance of the work is terminated and the date upon which such termination becomes effective. If CINGULAR terminates a SOW for other than the SUPPLIER's failure to perform its obligations under the SOW, CINGULAR shall then pay SUPPLIER for [***]. CINGULAR's payment of such amounts shall be in full settlement of any and all claims of SUPPLIER of every description, including profit.

If CINGULAR terminates a SOW issued hereunder, affected CINGULAR's property and work in SUPPLIER's possession shall be forwarded promptly to CINGULAR.

4.20 Universal Design

CINGULAR advocates, supports, and encourages its SUPPLIERs to advocate and support the manufacturing and provision of Materials which embrace the concept of "universal design." SUPPLIER shall use its reasonable efforts to manufacture and provide Materials, including future versions of Material, and to make its Materials accessible to the widest range of consumers including those with disabilities.

SUPPLIER agrees to reasonably cooperate with CINGULAR in addressing liability access issues, including hearing aid interference, that may arise in connection with CINGULAR's customer's use of SUPPLIER's Materials furnished hereunder. SUPPLIER specifically agrees:

a.
to ensure that its equipment is designed, developed, and fabricated to be accessible to and usable by people with disabilities, and

b.
to ensure that the service is accessible to and usable to people with disabilities, or

c.
to ensure that the equipment or service is compatible with existing peripheral devices or specialized customer premises equipment commonly used by individuals with disabilities to achieve access, if the requirements of subsection 1 and 2 are not readily achievable.

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CONFIDENTIAL TREATMENT

4.21 Work Done By Others

If any part of SUPPLIER's work is dependent upon services performed by others, SUPPLIER shall inspect and promptly report to CINGULAR any defect that renders such other services unsuitable for SUPPLIER's proper performance. SUPPLIER's silence shall constitute approval of such other services as fit, proper and suitable for SUPPLIER's performance of its work. All obligations hereunder and to any SOWs shall remain in full force and effect with respect to any subcontracted parties.

ARTICLE V—CLAUSES APPLICABLE TO SOFTWARE AND SERVICES

5.1  Acceptance of Software

At CINGULAR's option, CINGULAR may conduct Acceptance testing during the thirty (30) calendar days following the delivery and installation of the Software ("Acceptance Period"). If requested by CINGULAR, SUPPLIER shall participate in the Acceptance tests at no additional charge to CINGULAR.

If, during the Acceptance Period, CINGULAR determines that the Software fails any portion of the Acceptance test, CINGULAR shall notify SUPPLIER, specifying the area of nonconformance. SUPPLIER shall correct all areas of nonconformance which cause the Software to fail the Acceptance test. In the event SUPPLIER fails to correct said nonconformance within fifteen (15) calendar days following notice from CINGULAR, CINGULAR may cancel the Order and receive full reimbursement for any and all amounts paid related to the unaccepted Software, including without limitation, fees paid for licenses, software maintenance or other Services.

CINGULAR may, at its sole option, extend any Acceptance Period for a mutually agreed upon time, subject to CINGULAR's right to cancel and obtain reimbursement if the Software fails Acceptance testing within such extension period.

5.2  Computer Asset Protection Requirements

With respect to Software, SUPPLIER agrees to comply with the current issue of CINGULAR Wireless LLC's Corporate Security Standards Technical Reference ("CSSTR"), entitled "Security Requirements for Contractual Agreements" as set forth in Appendix    . This reference fully incorporates Appendix     herein. SUPPLIER agrees to cooperate fully with CINGULAR in ensuring that Software and/or computer systems SUPPLIER develops, designs, or supports under this Agreement comply with the CSSTR. The word "SUPPLIER" used in Appendix     shall mean SUPPLIER. SUPPLIER agrees to fully indemnify, defend at its own expense, and hold the CINGULAR harmless against any breach of the terms set forth in Appendix     . [Corporate Security Standards Technical Reference to be provided at a later date]

With respect to Software or Services (other than Software Maintenance), SUPPLIER agrees to comply with the current issue of CINGULAR Wireless, LLC's Corporate Security Standards Technical Reference ("CSSTR"), entitled "Security Requirements for System or Network Access by Vendor, Contractor and SUPPLIER Personnel" as set forth in Appendix      which is attached hereto and fully incorporated herein by this reference. The word "SUPPLIER" used in Appendix      shall mean SUPPLIER. SUPPLIER agrees that all of its personnel having access to CINGULAR's systems will be covered on the contents of the CSSTR and will sign the certification provided to that effect. Failure of any personnel to sign the certification may be grounds for CINGULAR refusing to allow that individual system access. SUPPLIER agrees to fully indemnify, defend at its own expense, and hold CINGULAR harmless against any breach of the terms set forth in the CSSTR.

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5.3  Documentation

SUPPLIER shall furnish, at no additional charge to CINGULAR, Documentation for each copy of Software delivered hereunder, including any and all succeeding changes thereto, and Documentation for Fixes, Upgrades and Enhancements. SUPPLIER hereby grants to CINGULAR a perpetual, paid-up, non-exclusive, world-wide, irrevocable, transferable right and license for Users to use, execute, modify, reproduce, publicly display, and publicly perform the Documentation, regardless of whether such Documentation is copyrighted or otherwise restricted as proprietary information.

5.4  Fixes, Upgrades and Enhancements

SUPPLIER shall be responsible for performing Fixes, Upgrades and Enhancements to the Software.

5.5  License

In each Order or Statement of Work issued hereunder, SUPPLIER grants to CINGULAR and user (1) a perpetual, non-exclusive, world-wide, irrevocable, transferable right and license to use, copy, modify, reproduce, make derivative works, display and distribute the Software and/or Documentation for the intended purposes of this Agreement; and (2) the right to make backup and archival copies of the Software's computer program, provided that such copies shall include SUPPLIER's copyright and any other proprietary notices.

5.6  Provisions For Software Trials and Beta Testing

From time to time, SUPPLIER may provide CINGULAR with Software and/or pre-production software known as "beta software", on a trial basis at no charge for a mutually agreed upon period. Such trial shall be subject to the terms and conditions of this Agreement, including, without limitation, "WARRANTY", "SUPPLIER'S INFORMATION", "CINGULAR'S INFORMATION" and "PATENT AND OTHER PROPRIETARY RIGHTS INDEMNIFICATION". In the event CINGULAR executes a separate evaluation license agreement for such beta software, the terms and conditions of this Agreement shall control over conflicting terms in such evaluation license agreement. CINGULAR shall not be required to issue an Order or to sign a nondisclosure agreement apart from this Agreement to conduct a trial. CINGULAR shall have no obligation to license, purchase or otherwise acquire any Software and/or beta software from SUPPLIER upon the completion of any trial.

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5.7  Provisions For Source Code

Upon occurrence of any of the following events, SUPPLIER shall provide CINGULAR with the Source Code for the Software:

(i)	SUPPLIER makes the Source Code for such Software available to a third party;
(ii)	SUPPLIER ceases to provide Software Maintenance for such Software;
(iii)	SUPPLIER ceases doing business for any reason;
(iv)	SUPPLIER commits any act of bankruptcy within the meaning of the Federal, or any State Bankruptcy Act or if bankruptcy proceedings are instituted against SUPPLIER; or
(v)	Proceedings such as receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings are instituted by or against SUPPLIER.

At CINGULAR's request and expense, SUPPLIER agrees to place such Source Code in escrow with a software custodian mutually acceptable to the parties.

CINGULAR shall take all reasonable precautions to protect the delivered Source Code from unauthorized disclosure or use and shall only permit authorized Users having a business related reason access and use of the Source Code.

5.8  Reinstatement of Software Maintenance

CINGULAR, at any time after the discontinuance of the Software Support and Maintenance, may reinstate the Software Support and Maintenance upon thirty (30) days written notice to SUPPLIER. Such reinstatement shall be governed by the terms under which Software Support and Maintenance was initially provided. SUPPLIER shall have the right to charge a mutually agreed upon reinstatement fee which shall not exceed the fees for Software Support and Maintenance which would have been paid under this Agreement had CINGULAR elected to continue Software Support and Maintenance without interruption. There shall be no additional charges for reinstatement if the discontinuance was the result of a failure to meet CINGULAR's acceptance criteria.

5.9  Software Support and Maintenance

SUPPLIER shall be responsible for performing Software Support and Maintenance, beginning with the expiration of the Software Warranty Period, provided CINGULAR has issued an Order or Statement of Work for Software Support and Maintenance. The initial maintenance period shall be twelve (12) months.

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Software Support and Maintenance will be automatically renewed upon the anniversary of each maintenance period for an additional twelve (12) month period unless canceled by CINGULAR at least thirty (30) days prior to the expiration of the then-current maintenance period. SUPPLIER shall provide written notification to CINGULAR of the pending expiration of Software Support and Maintenance sixty (60) days in advance of such expiration date.

5.10 Warranty

General Performance Warranty.    SUPPLIER warrants to CINGULAR that the Software provided under this Agreement shall operate to CINGULAR's satisfaction in accordance with the Specifications for a period [***] from the date of Acceptance of the Software by CINGULAR ("Software Warranty Period").

Warranty of Software Integrity.    SUPPLIER warrants that the Software shall not include (i) software traps, viruses, worms, trap doors, back doors or other means or functions which will detrimentally interfere with or otherwise adversely affect CINGULAR's use of the Software or which will damage or destroy data or other property of CINGULAR; or (ii) any master key access, ID, password feature or other means for access except as set forth in Specifications.

Warranty of Title and Noninfringement.    SUPPLIER warrants that it has full power and authority to grant the rights and licenses granted hereunder with respect to the Software and Documentation, and neither the license or use as permitted hereunder will in any way constitute an infringement or other violation of any trademark, copyright, patent, trade secret or other intellectual property right of any third party. SUPPLIER further warrants that the Software and Documentation licensed hereunder shall be free and clear of all claims, security interests, liens and encumbrances of any kind.

Warranty for Services.    SUPPLIER warrants and represents to Customer that its Services will be performed in a good and professional manner conforming to industry standards and practices and in conformance with any Specifications or standards set forth for such Services. If SUPPLIER is unable to perform the Services as warranted, Customer shall, in its sole discretion, be entitled to reperformance of such Services free of cost to Customer or a refund of any monies paid for such Services.

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CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives:

[SUPPLIER]	CINGULAR WIRELESS LLC On behalf of itself and its affiliates
Date:	Date:

By:	By:

Name:	Name:

Title:	Title:

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CONFIDENTIAL TREATMENT

Appendix 1

Scope of Work

SUPPLIER shall provide the following Services/Materials/ Prices as set forth in Scope of Work document "Exhibit A":

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Appendix 1
aka Exhibit A 081401

Scope of Work

1.    TECHNICAL REQUIREMENTS FOR SUBSYSTEMS

1.1    MULTI-CARRIER POWER AMPLIFIER REQUIREMENTS

  •
  The Multi-Carrier Power Amplifier (MCPA) module should be transferable from a Lucent configuration to an Ericsson configuration to a Nortel configuration with no hardware modifications necessary.

  •
  The MCPA specified should meet the following specifications:

Technical Requirements:	Cellular Band	PCS Band
Frequency Range:	869-894 MHz	1930-1990 MHz
Instantaneous Bandwidth (minimum)	25 MHz	20 MHz
Gain Variation:	+/- 0.5 dB over DC Input Range
Intermodulation Distortion	> 65 dBc average (as calculated in IS-136 specifications) over temperature range @ DC input voltage as measured as measured using 24 TDMA carriers over continuous spectrum
Gain	Adjustable necessary to achieve output power per carrier
Operating Temperature	0 to +50C ambient normal operation
DC Input Voltage	+24 to +28 VDC
Input Signal Type	AMPS (FM), TDMA (pi/4DQPSK), EDGE (8PSK), WCDMA,1XRTT,HDR,GSM or any combination
Output Power Per Carrier Required:	Any power per carrier up to composite power available using hybrid combiner capable of supporting minimum 24 carriers
Mechanical:
Fans (if utilized)	Field replaceable by field technician in < 10 minutes Support airflow direction from front to back of system or back to front (forward or reverse)
Alarming:
Support notification to system in the event of any of the following occurs:
Minor (warning)	Fan failure, overdrive input level
Major (module shutdown)	DC failure, Loop failure, Single module failure failure
Critical (subrack shutdown)	Over temp shutdown Reverse RF input level exceeds threshold

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

1

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1.2    SUBRACK GENERAL REQUIREMENTS

  •
  The subrack is defined as the mechanical equipment used to support amplification of the RF signal and combine multiple modules for 1 transmit antenna:

PHYSICAL	REQUIREMENT
Dimensions
Height	< 26" tall
Width	< 24" wide
Depth	< 30" deep
ELECTRICAL
Connector Types
Input RF signal connector type	SMA female
Output RF signal connector type	N type female
Output RF sample port (- 40 dB)	SMA female
DC Power Connections	1 per module
Alarming Connector Types	Form C, RS485, D sub miniature

1.2.1    LUCENT INSTALLATIONS

  For Lucent Series 2mm cellsites, the subrack and amplifiers must fit into the existing Series 2mm cellsite occupied by the existing Lucent amplifier.

1.2.2    ERICSSON INSTALLATIONS

  The following additional requirements are specified for installations involving Ericsson RBS equipment:

  •
  MECHANICAL
Connector Locations:	Location for all connections (RF, Data, Interface, Power) to amplifier system on front of system
Physical Positioning of Equipment:	Must be possible to mount equipment against wall

1.3    FRAME REQUIREMENTS

  The following general requirements are specified for the frame supporting the subracks and amplifiers. The frame is defined as the mechanical hardware and cabling necessary to interconnect the amplifier system to the infrastructure equipment. This includes, but is not limited to, the sheet metal cabinetry, circuit breakers, power cabling junction points, combiners, and pre-amplifiers (if necessary).

  The frame should meeting the following general requirements:

  —
  Zone 2 earthquake rating minimum

  —
  Support minimum of 3 separate transmit antennas

  —
  Support both cellular and PCS subracks and amplifiers

  —
  Necessary mesh screen panel covers to cover front and rear access to subracks and modules

  —
  Internally pre-wired (#4 gauge power cables, RF, data cables) for maximum number of subracks supported

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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  —
  External DC connections should be "snap in" screw down terminal studs per MCPA module and sufficient for the pre-amps, if necessary

  —
  Maximum height of 90"

  CIRCUIT BREAKERS FOR THE MODULES and PRE-AMPLIFIERS WILL BE PROVIDED FOR AT RECTIFICATION SYSTEM by CINGULAR; however, the racks should include junction connection points for each of these cables.

1.3.1    LUCENT CONFIGURATIONS

  The following additional requirements are specified for the Lucent configurations:

  —
  The Lucent configuration must be "plug and play" with the Lucent Series 2, 1 BTS, and Series 2mm hardware. Specifically, all alarms generated all rack, subracks, preamplifiers, amplifiers must appear at the Lucent Switch (MSC) as if generated from Lucent hardware directly

  —
  All external connections (RF, data, power) located on top of rack

  —
  Include 5-to-2 Combiners to support up to 4 sectors

  —
  Front and Rear access to subracks and modules possible

  —
  Includes 4 pre-amplifiers

  —
  Include DC/DC Converter with redundant power supply to support any pre-amplifiers

  —
  Support up to 4 transmit antennas and subracks

  —
  Maximum width 28"

  —
  Maximum depth 35"

  —
  Support a redundant Preamplifier which meets the following specifications:

Redundant Preamplifier Specifications

Frequency Range	869-894 MHz
Format	Multiple Carrier: TDMA, CDMA, AMPS, GSM, EDGE
Gain	5-30 +/- 1 dB
RF Output Power	5 dBm Max
Minimum RF Output Power	-40 dBm
Maximum RF Output Power	+ 10 dBm
Gain Difference between primary and secondary Section	0.5 dB
DC Input Voltage	26-28 Vdc @ 1A
Operating Temp	0 to +50C
RF Connections	SMA female
CD and Logic Connector	9 pin Male D-Subminiature
Gain Adjust	Front Panel Control, Flat Screwdriver
Fault Logic One Preamp Failure Two Preamp Failure	Major Critical

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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1.3.2    ERICSSON CONFIGURATIONS

  The following additional requirements are specified for Ericsson configurations:

  —
  Must allow 6"of vertical space and 24" of horizontal space within rack dimensions to support inclusion of Transmit bandpass filters

1.4    HYBRID COMBINER REQUIREMENTS

1.4.1    LUCENT INSTALLATIONS

  •
  Utilize 5-to-2 hybrid combiners mounted on top of frame for each Transmit antenna

1.4.2    HYBRID COMBINER TO BE USED WITH ERICSSON INSTALLATIONS

  The following technical requirements are specified for the hybrid combiner to be used with for Ericsson systems exclusively:

REQUIREMENTS
Consists of
Up to (3) 12:1 combiners and if needed, either a 2:1 or 3:1 combiner to support 12,24 or 36 channels maximum output	Maximum Number of RF Input Ports 12, 24 or 36
Physical
Height	3.5" (2U)
Width	24"
Depth	no more than 19"
Connector Type	SMA female
Mounting Tabs	Positioned on side of combiner approximately 2.75" from front face plate
Electrical
Frequency Bands	869-894 or 1930-1990 MHz
Insertion Loss 12:1/24:1/36:1	< 26.7 dB
Maximum Input Power	< 1W / port > 20 dB
RF Input Power Dynamic Range	>20 dB
Input Return Loss	> 17.5 dB
Output Return Loss	> 17.5 dB
Isolation between inputs	> 40 dB
RF Input VSWR	1.4:1 Maximum
3rd order IMD with 2 carriers @ full power	< -100 dBm
Output Sniffer Port	-40 dB +/- 0.3 dB relative to output

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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2.    Technical information

TECHNICAL INFORMATION REQUIRED TO BE ANSWERED	CELLULAR		PCS
Current Draw (Amps) @ Idle Operation with no RF Input (ambient current draw)	10 A with no RF input		26A with no RF
Current Draw (Amps) @ Rated power over temperature range and voltage specified in Table 1	44 A @ 100W composite power per amplifier module		40A at 80W composite power out per amplifier module
Composite Power (W) @ Output of Subrack	Soft Fail	Constant Gain	Soft Fail	Constant Gain 290W
Peak to Average Ratio provided by Amplifier System	10dB at Pout=100W		10dB at Pout=80W
Theoretical Mean Time Between Failure (MTBF) of Amplifier System in years (all subsystems combined)	20 years		20 years

2.1    FUNCTIONALITY REQUIREMENTS

  VENDORS ARE INSTRUCTED TO FILL OUT THE BELOW TABLE UTILIZING THE FOLLOWING

FUNCTIONALITY	Fully Compliant	Partial Compliant	Non Compliant
HARDWARE
Same amplifier system can be used with ALL Lucent, Ericsson, and Nortel infrastructure hardware, including microcells	Fully Compliant
SOFTWARE
GAIN
Soft Fail: The ability of the MCPA system to minimize the composite power lost when multiple MCPAs are used in combination and a single MCPA module fails.	Fully Compliant
Constant Gain: The ability to support < 0.2 dB loss in composite power associated with the loss of an amplifier due to a fault condition	Fully Compliant
Hot Swap (Repair): The ability to replace an MCPA module without disruption to cellsite service	Fully Compliant
Overdrive Support: Ability to adjust gain or composite power to minimize/avoid "latch" condition for overdriving input level	Fully Compliant
Automatic recovery: Ability of system to recover automatically to normal operation from minor, major, critical alarms when condition causing alarm disappears	Fully Compliant

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Ability to Support Downlink Power Control on a timeslot Basis with up to 20 dB of attenuation between timeslots for IS-136, GSM modulation schemes and maintain Intermodulation Performance	Fully Compliant. It is understood that the Downlink Power Control function is maintained within the OEM BTS equipment.
MONITORING: Ability for a field technician to connect a laptop PC software to amplifier or subrack within cellsite
To inspect, review previous alarm history, current consumption, power output, reflected power, temperature	Fully Compliant
To adjust alarm thresholds (minor, major, critical) on a per amplifier or subrack basis	Fully Compliant
To adjust gain thresholds
Remote monitoring: Ability to update software monitoring algorithms or monitor performance remotely via IP connection or RS232 directly via a network or laptop based monitoring tool	Fully Compliant
Remote Resetting: Ability to reset MCPA remotely via network monitoring tool in the event of "latch" condition	Fully Compliant
Amplifier Auto-Configuration: The ability of the amplifier to support programmable gain, alarm thresholds when transferred from one site to another	Fully Compliant. This feature is automatically enabled and requires no user intervention.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Power Save capability: Ability to shut down a module when # of carriers or composite power required is less than supplied for a minimum time period. This should be implemented on a minimum of 2-module configuration with support for expandability up to 4.	No. This feature will be enabled upon mutually agreeable power conditions and configurations. Spectrian will initiate the technical discussions to arrive at an agreed upon specification.

2.2    INTERMODULATION TEST RESULTS

        Intermodulation data provided here in is test results @ +25C for 24 CW tones at rated power spread uniformly over the cellular frequency band with middle frequency missing. TDMA/EDGE/GSM test data will be provided separately within 60 days. Test data is provided below.

2.3    TYPE ACCEPTANCE CERTIFICATION

        The following table lists certification status for all products currently certified as well as planned products. Documentation for currently certified products is included in addendum.

PRODUCT	CERTIFICATION DATE (PLANNED)
MCPA 2100 100W module for cellular	Mar 1999
MCPS 2350 350W multi module shelf for Cellular	Mar 1999
MCPA 2135 135W module for cellular	(July 2001)
MCPS 2500 500W multi module shelf for cellular	(July 2001)
MCPA 4080 80W module for PCS	(Oct 2001)
MCPS 4290 290W multi module shelf for PCS	(Oct 2001)

2.7    REPAIR AND RETURN RATE WARRANTY REQUIREMENTS

  Vendor agrees to provide to Cingular the network element failure rate quantity and percentage in a market by market basis.

  •
  For failed network elements returned to Vendor, Vendor agrees to a maximum of a [***] day repair turnaround.

  •
  Quarterly Failure rate of a network element shall be defined as the total quantity of a failed network element

  •
  returned by all Cingular markets for repair in a quarter (3 months) divided by the total quantity in service in all Cingular markets.

  •
  Yearly Failure rate of a network element shall be defined as the total quantity of a failed network element by all Cingular markets for repair in a rolling year period divided by the total quantity in service in all Cingular markets.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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  •
  If the failure rate exceeds [***] during a rolling year period on any network element, Vendor agrees to perform root cause analysis and take corrective action to reduce the failure rate of the network element.

  Catastrophic Failure

        Vendor agrees to reimburse Cingular for [***] when the failure rate(excluding no-fault-found returns) exceeds [***] per year. The failure rate shall be computed every quarter, using 3 months rolling average method based upon actual date of failure. The reimbursement will start when the three months rolling average exceeds [***] over two consecutive quarters and it will continue until such time that the failure rate falls below [***] over any three month period. Cingular agrees that [***].

2.8
LISTING OF SUCCESSFUL INTEGRATIONS EFFORTS WITH MAJOR INFRASTRUCTURE VENDORS/CUSTOMERS TO DATE (CUSTOMER, VENDOR, RBS PRODUCT TYPE, YEAR, and STATUS of INTEGRATION)

  Vendors are instructed to complete the below table for each customer, infrastructure vendor and product type during the past 2 years and identify the current status of any integration trials with the latest versions of product

CUSTOMER	INFRASTRUCTURE (Nortel, Lucent, Ericsson)	RBS PRODUCT TYPE (Ericsson 882, Lucent Series 2)	YEAR	STATUS OF INTEGRATION
[***],[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***],[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***],[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***],[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.    VENDOR SUPPORT PROVIDED

  •
  Vendor support documentation is provided in addendum.

4.    PRODUCT DEVELOPMENT PLANS FOR NEXT 2 YEARS

        Product development plans are included below.

5    Technical Requirements

5.1    Overview

The MCPS2000 system is a modular, ultra-linear cellular-frequency amplifier system providing up to 500 Watts per shelf. The MCPS2000 family is based on 2 basic MCPA modules, the MCPA2100 and MCPA2135, providing up 100W and 135W respectively. The MCPS2000 family can amplify any number of signal carriers using AMPS, CDPD, IS-136 TDMA, or IS-95 CDMA modulation up to the maximum rated system output power.

The MCPS2000 system consists of a rack mounted shelf containing up to 4 MCPA amplifier modules per shelf, providing maximum flexibility and opportunity for future growth. The MCPA2100 is a 100

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Watt amplifier module, while the MCPA2135 is a 135 Watt module. Both modules are interchangeable within the MCPS2000 system allowing for system upgrade by simply swapping modules.

The MCPS2000 amplifier system can be provided in a variety of configurations. Mounting kits are available for installation in 19-inch, 23-inch, 600mm, 24-inch, or 25-inch equipment racks. Multi-module shelves are 8 RU (14 in.) high. Single module shelves are 3 RU (5.25 in.) high.

The MCPS2000 system also has a single RF input for the combined input signals, and a single RF output to the transmit filter.

Figure 1—System Block Diagram

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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5.2    Technical Performance

Parameter	SBC Requirement	Spectrian Compliance
Frequency Range	869 - 894 MHz	869 - 894 MHz
Gain Variation	+/- 0.6 dB over DC input range	+/- 0.5 db 26 to 28 V, over temp
Intermodulation Distortion	>65 dbc average over temperature and DC input voltage with 24 TDMA carriers over continuous spectrum	65 dbc for Amps, TDMA IS136 and IS95 CDMA
Gain	Adjustable necessary to achieve required output power per carrier	>15 dB gain adjustment for output power setting.
Operating Temperature	0 to 50 deg C	0 to 50 deg c
DC Input Voltage	+24 to +28 VDC	+24 to +28 VDC
Input signal type	AMPS (FM), TDMA (pi/4DQPSK), EDGE (8PSK), WCDMA, 1XRTT, HDR, GSM or any combination	AMPS, TDMA IS-136, EDGE CDMA IS-95, HDR
Output Power per Carrier	Any power per carrier up to composite power available using hybrid combiner capable of supporting minimum 24 carriers	Total composite power available is 350W with the MCPA2100 or 500W for the MCPA2135 using hybrid combiners supporting 12, 24 or 36 carriers.

5.3    Composite Power and DC Current

MCPA2100 100 Watt modules

# RF Modules	RF Output Power	I(Max), 27 VDC
1	100W	44 Amps
2	175W	90 Amps
3	260W	135 Amps
4	350W	175 Amps

MCPA2135 135 Watt modules

# RF Modules	RF Output Power	I(Max), 27 VDC
1	135W	60 Amps
2	235W	120 Amps
3	350W	175 Amps
4	500W	210 Amps

5.4    Alarm and Control

The MCPS2000 system provides visual status information through front-panel LED indicators. Status information is also transmitted via a front-panel RS-232 port using Spectrian's optional Graphical User Interface program.

The MCPS2000 can also be optionally equipped with additional alarm and control interfaces, including dry-contact or TTL alarm connections RS-232 or RS-422 interfaces to network operations and administration systems.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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The default alarm limit settings and analog protection circuit operation for the MCPS2000 family of MCPA amplifier systems is summarized below. The information contained herein is provided for reference only. Guaranteed specification limits must be negotiated between prospective customers and Spectrian. There are three levels of the alarm/protection hierarchy:

  •
  Analog Protection Circuits—Configured in hardware design to protect the MCPA.

  •
  MCPA Module Alarms—Most are software configurable for specific applications.

  •
  Amplifier System Alarms—Summarizes MCPA and Alarm Management Module status.

In general, the analog protection circuit limits are set by design, and may not be changed. However, the MCPA alarm limits are software configurable, and may be tailored to meet customer alarm specifications. Individual MCPA alarms are not displayed on the module front panel, but are accessible through Spectrian's Graphical User Interface (GUI) software. System level alarms are summaries of the module alarm status (minor/major/critical), as well as the Amplifier Management Module (AMM) and the communication link between the modules and the AMM.

5.4.1    MCPA Module Analog Protection Circuits

        The MCPS2000 MCPA module design incorporates analog protection circuits to prevent MCPA module damage by common misuse conditions. The circuits react automatically to the conditions shown in the table below with the limits set as noted. These limits are not adjustable by software configuration.

Control	Condition	Speed	Latch
Input Overdrive	> 10 dbm @ Input (configured for 57 dB module gain)	2 msec	No
Main Amp Overdrive	> 4 dbm @ Vectormodulator Input	35 µsec	No
Error Amp Overdrive	> -7 dbm @ Vectormodulator Input	35 µsec	No
Over voltage Clamp	Internal DC line is limited to 28V by linear regulation up to 30V input	10 msec	No
Circuit Breaker	> 60 A current draw	25 msec	Yes

Table 1 Analog Protection Circuits

5.4.2    MCPA Module Alarms

The set points, delay, reset points, and latching conditions of all three types of alarms are software configurable. Some Minor alarm settings can be specified by the customer but must be agreed upon between the customer and Spectrian prior to installation or modification. Alarm limits for Major and Critical Alarms are fixed and can not be modified, insuring long term reliability of the MCPA module.

5.5    Amplifier Management Unit

The Amplifier Management Unit (AMU) monitors and controls performance of the various subassemblies within the RF module. The AMU provides operating status information via front panel LEDs. Within a multi-module system, the AMU provides status to the MCPS2000 AMM.

5.6    Hot Swap and Power Save

The MCPS2000 is designed to enable system maintenance without removing the amplifier from service. In multi-module, high power systems, the RF modules can be hot-swapped during operation without affecting calls in process. In addition, the individual amplifier modules can be remotely disabled and enabled for power save during low traffic periods via the RS-232 interface.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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5.6.1    Constant Gain

A unique feature of the MCPS2000 system is its ability to maintain constant gain when any MCPA module is removed or disabled. The AMM determines which MCPA module is removed or disabled and automatically balances the system to provide constant gain thereby eliminating the need for re-calibration of the system gain.

5.7    Graphical User Interface

The graphical user interface (GUI) for the MCPS2100 provides system input and control as well as report current operating conditions. Through this interface the user can modify operating parameters, configuration information, and monitor the current health of the system. In a multi-module configuration the GUI provides both an overall system interface (via AMM) as well as direct access to the individual RF modules.

5.8    Mechanical

The MCPS200 system can be provided with a variety of product specific applications including: stand-alone for integration into existing equipment or in a multi-sector indoor transmit cabinet of up to 3 sectors. A telecommunications rack is also available. The indoor transmit cabinet, or ITCS2000 system includes the MCPS2000 shelf and all necessary input hybrid combiners and Tx filters for a complete system solution. For Ericsson applications, all RF and DC connections are provided from the front panel access. Numerous cable kits have been designed to enable the customer to provide custom product applications within select OEM radio equipment.

Power	Dimensions (W x D x H)	Description
100W or 135W	5.25" × 18" × 14"	Single module with communication interface
100W or 135W	19" × 18" × 3 RU	Single module configuration in 19 in. housing
100W or 135W	23" × 18" × 3 RU	Single module configuration in 23 in. housing
175W to 260W	19" × 18" × 8 RU	2 to 3 MCPA-2100 modules combined in a multi-module shelf
175W to 350W	23" × 18" × 8 RU	2 to 4 MCPA-2100 modules combined in a multi-module shelf
240W to 350W	19" × 18" × 8 RU	2 to 3 MCPA-2135 modules combined in a multi-module shelf
240W to 500W	23" × 18" × 8 RU	2 to 4 MCPA-2135 modules combined in a multi-module shelf
175 to 500 W per sector		Up to 3 MCP-S2000 shelf systems installed in a ITCS-2000 indoor transmit cabinet with input combiners and Tx filters

Table 2 System Configurations

5.9    Intermodulation Data

The following pages show test data showing the intermodulation performance of a 350-watt system with 24 carriers. The data shows IMD performance of -65 dbc. In addition, Spectrian has done simulation to determine the effects of downlink power control and have determined no detrimental effects in performance. Since Spectrian's multi-carrier amplifiers are designed for high PK-Avg ratio of >10 dB, the EDGE carriers do not downgrade Spectrian MCPA performance.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

13

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) 350W AVG pwr out / 55.44 dbm)

8.6MHz MID-TONES )9/21/00
26.1V @ 163A JET

65.71

Delta 1 [T1] -65.71 dB
381.48062275 kHz
RBW 3 kHz
VBW 3 kHz
SWT 340 ms
RF Att 10 dB
Unit dB
Ref Lvl
-20.6 dBm
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
1AVG
A
1MA
Center 881.4623447 MHz
120 kHz/
Span 1.2 MHz
Date: 21.SEP.2000 21:25:08

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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6.    Pricing

CELLULAR

SUBRACKS1
Quantity per year	RACKS (Ericsson and Nortel) ITCS-2200	RACKS (Lucent Configurations, including combiners and DC converters) ITCS-2000	COMBINERS (Ericsson and Nortel only) 02-000158	PRE-AMPLIFIERS (including power supply) (for Lucent only) MCPR2100	4 way MCPS200 0-000	3 way MCPS2000- 000	2 way MCPS200 0-000	1 way MCPS2 000-004	AMPLIFIER MODULES MCPA 2135 135 WATTS PER MODULE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PCS

SUBRACKS1
Quantity per year	RACKS (Ericsson and Nortel) ITCS-4200	RACKS (Lucent Configurations, including combiners and DC converters) ITCS-4100	COMBINERS (Ericsson and Nortel only) 02-000158-XXX	PRE-AMPLIFIERS (including power supply) (for Lucent only) MCPR4100	4 way MCPS2000- 000	3 way MCPS2000- 000	2 way MCPS200 0-000	1 way MCPS2 000-004	AMPLIFIER MODULES MCPA4080 80WATTS PER MODULE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

  Note 1: The subracks are identical for the 2, 3 and 4 way configurations. The appropriate Spectrian model number is shown in each product heading.

SPECTRIAN CORPORATION	CINGULAR WIRELESS LLC
Signed	Signed
Name	Name
Title	Title
Date	Date

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Appendix 2

Executive Orders and Federal Regulations

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138, Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this Agreement, and only to that extent, SUPPLIER (also referred to as "SUPPLIER") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1.    EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT SUPPLIERS

In accordance with 41 C.F.R.§60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, SUPPLIER's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The SUPPLIER will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2.    AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R.§60-1.8, SUPPLIER agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.    AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

SUPPLIER agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.§60-1.4(b).

4.    AGREEMENT OF FILING

SUPPLIER agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.§60-1.7(a).

5.    AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R.§60-250.20, and 41 C.F.R.§60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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6.    UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

  (a)
  It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime SUPPLIERs establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

  (b)
  The SUPPLIER hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The SUPPLIER further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the SUPPLIER's compliance with this clause.

  (c)
  As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The SUPPLIER shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The SUPPLIER shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

  (d)
  The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

  (e)
  SUPPLIERs acting in good faith may rely on written representations by their sub-SUPPLIERs regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

7.    SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN. The sub-SUPPLIER will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT

Appendix 3
Performance Report Card
August 14, 2001

This document provides the framework from which the Performance Report Card will be measured. The intent of the Performance Report Card is to measure MCPA Vendor's performance in areas critical to Cingular. MCPA Vendor's performance below the set target may lead to contract termination as specified below for the applicable area. Results shall be tracked monthly with quarterly written reporting for the entire Performance Report Card unless otherwise specified in this Appendix.

Performance Report Card areas consist of the following:

    1.
    System Down Time

    2.
    Module and Delivery Performance

    3.
    Repair and Return

    4.
    Vendor provided Webpage development and progress

    5.
    Customer Service Requests (CSRs)

    6.
    PRD (Product Requirement Document) Delivery Time Measures

Definition of Systems

Systems to be included in the performance measurements for down time are those systems directly impacting the ability to collect revenue. Depending on the hierarchical position of a System in the Network, different weight may be applied when calculating liquidated damages.

Systems to be included in the Performance Report Card are:

Network Element	Description
MCPA System	Consists of MCPA modules, subracks, combiners, filters
MCPA Module	Multicarrier Power Amplifier
Subrack	Mechanical hardware and software for combining multiple MCPA modules
Hybrid Combiner	Passive resistive network for combining multiple RF signals onto one RF output prior to input into MCPA system
Rack	Mechanical hardware for stacking multiple subracks

1.    System Down Time

A.    Definition

System Down Time is defined as unscheduled, MCPA Vendor attributed System Downtime and/or Complete Cellsite Failure (CCF). CCF is defined as 95% or greater call or transaction inhibition or any CCF related inability to collect revenue. MCPA Vendor and Cingular agree to track System Down Time for all Cingular markets as defined in this Agreement.

B.    System Down Time Determination

Sector or cells' related outage downtime will be measured from switch logs. Downtime for CCFs will be retrieved from site alarm report. In the event of CCF downtime, a post-CCF meeting between Cingular and MCPA Vendor will be held to mutually agree upon downtime minutes for each incident. CCF will be measured on Cingular Statistical Reporting system, billing records and transaction reports.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT

Non-cell related system downtime will be measured as the time the services were unavailable for use at an application level, as measured by system logs. Customer and system impact for CCFs can be retrieved from switch reports from associated network elements. In the event of CCF downtime, a post-CCF meeting between Cingular and MCPA Vendor will be held to mutually agree upon downtime minutes for each incident. In the event that Cingular experiences a CCF on a System Element in a redundant solution without causing any degrade of service for the end-user, this shall not be tracked in this report card.

Both cell and non-cell downtime will be measured per quarter per included System Element. In the event of a cell failure, lower hierarchical nodes are not included in downtime calculations in order that only the root cause is measured.

2.    MCPA MODULE Delivery Performance

MCPA Module Delivery Performance

  A.
  MCPA Vendor agrees to track the performance of the Timely Delivery and Installation of Product metric on a quarterly basis;

  B.
  MCPA Vendor agrees to track all EF&I orders and all furnish only MODULE Unit orders;

  C.
  EF&I and Furnish Only orders that include Third Party vendor equipment are specifically excluded from this metric;

  D.
  Cingular and MCPA Vendor agree that the target performance metric shall be:

    I.
    [***]% or greater of furnish only MCPA orders delivered on time.

    II.
    [***]% or greater for on time for System orders excluding Cingular initiated delays.

3.    REPAIR AND RETURN

  A.
  MCPA Vendor agrees to track the performance of the Repair and Return metric of all repairable Modules, subracks, racks returned to MCPA Vendor, within the 90 days after execution of the Agreement. Such Repair and Return metric performance will be tracked monthly and reported quarterly;

  B.
  MCPA Vendor agrees to provide quarterly performance report via secure extranet web page

  C.
  [***]% or greater of the products (that are on the mutually agreed upon list) will be repaired and shipped back to Cingular within the contracted number of days* after receipt by MCPA Vendor;

  D.
  Non-MCPA Vendor OEM products and components are specifically excluded from tracking and measurement.

4.    WEB PAGE DEVELOPMENT

  A.
  MCPA Vendor agrees to create, administer a secure Extranet HTML web page for the purpose of mutual exchange of information between Vendor and Cingular

  B.
  Information to be presented, made available within HTML web page includes, but is not limited to the following:

  1.
  Previous Sales Orders by Cingular per Cingular defined Region, Global Totals by Cingular listing, identifying order date, shipment date, shipment content, purchase order number

  2.
  Pending Orders by Cingular per Cingular defined Region, Globally

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT

    3.
    Failure Rate Tracking History per Cingular Region (or Globally) and part number (module, subrack, rack) for the past X years

    4.
    Product documentation for all equipment including installation manuals, product specification sheets for all components and subsections

    5.
    Account Team organization structure and MCPA vendor contact information

    6.
    Quarterly business review meeting presentation material

    7.
    Order Forecasts

    8.
    Training class schedules including synopsis of classes and instructor names.

5.    CUSTOMER SERVICE RESPONSE (CUSTOMER SERVICE RESPONSE)

MCPA Vendor's RMA (Returned Merchandise Agreement) process will be used to record, track and measure CSR response times, and problems encountered by Cingular. MCPA Vendor will provide Cingular with quarterly written reports and root cause analysis for all Cingular CSRs using four (4) priority levels with associated resolution times as defined in the "Customer Support Services" Appendix D of this Agreement.

A.
Resolution Periods for CSRs.

  The "Resolution Period" for each CSR shall begin at the time when MCPA Vendor is notified by Cingular of a problem requiring assistance. MCPA Vendor will issue a CSR record for every such event.

  The Resolution period ends upon earlier of:

  1.
  The availability to Cingular of any approved permanent or temporary solution ("Solutions", including but not limited to changes, corrections, fixes, workarounds or other actions) by Cingular which resolves the defect or mitigates the defect until such time as the permanent solution is delivered; or

  2.
  The parties' agreement that such CSR needs no further attention.

  The Resolution period specifically excludes time periods in which:

    a.
    MCPA Vendor and Cingular agree to temporarily suspend analysis of the reported problem while waiting for Cingular to supply or allow MCPA Vendor to retrieve additional requested information or data from Cingular (CSR Customer Pending state);

    b.
    MCPA Vendor has solved the problem and the solution is available for delivery and Cingular agrees that it is not necessary to deliver the solution in advance of its delivery in a standard software update package. (CSR Solved state);

    c.
    MCPA Vendor has delivered the solution to Cingular (CSR Delivered state);

    d.
    MCPA Vendor has delivered the solution to Cingular and Cingular has verified the solution. (CSR resolved state)

    d.
    MCPA Vendor and Cingular can not in good faith agree as to whether or not the provided solution corrects the reported problem (CSR Impasse state),; or

    e.
    If the CSR requires feature development and is requested by MCPA Vendor to be converted to a PRD with a software release confirmed by MCPA Vendor, per Section 7 below, then the CSR will be closed.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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CONFIDENTIAL TREATMENT

  MCPA Vendor is committed to use all reasonable efforts to identify temporary program changes or work-around procedures to minimize the effects of the defects. Cingular and MCPA Vendor may mutually agree to negotiate an extension on CSRs that describe highly complex problems requiring additional time to resolve.

B.
Resolution Times

  The resolution times to which MCPA Vendor agrees to adhere to are as follows:

Critical priority	[***]
High priority	[***]
Medium priority	[***]
Low priority	[***]
C.
Reassignment of CSRs

  In the event, MCPA Vendor and Cingular jointly determine that the resolution of the CSR requires (i) a new feature (a billable enhancement to the system which would clearly generate revenue or significantly reduce operating costs to Cingular) or(ii) an enhancement (a modification to an existing capability, or to support an existing capability that would increase efficiency or ease of use) rather than a non-compliance to Specifications, and MCPA Vendor desires to reassign the existing CSR ticket to the Cingular PRD process, then MCPA Vendor will notify the CSR originator and Cingular Vendor Management by e-mail and the parties shall mutually agree upon a date that the PRD process will begin.

6.    PRD (Hardware and Software) Delivery Time Measure

Once the Cingular's PRD is transitioned to an MCPA Vendor's MRD (Market Requirement Document), the MRD will go through a feasibility study exercise. If the MRD is approved for development, MCPA Vendor will define the availability in which the MRD will be delivered.

MCPA Vendor will be measured by meeting the release dates of all MRDs (hardware and/or software). Furthermore, MCPA Vendor will be committed to implementing a process to release features and/or enhancements between versions releases.

7.    Critical HW Failures for Base Stations

MCPA Vendor and Cingular agree to work together to define a process to track the MTBF (Mean Time Between Failures) values for all critical MCPA equipment, within 60 days after execution of this agreement, as needed for previous sections.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

4

QuickLinks

  Exhibit 10.56
Master Supplier Agreement Between Spectrian Corporation And Cingular Wireless LLC
TABLE OF CONTENTS
Appendix 1 aka Exhibit A 081401 Scope of Work
  CONFIDENTIAL TREATMENT
Appendix 3 Performance Report Card August 14, 2001